                                                                    EXHIBIT 10.1

                                                       Service Agreement Between
                                     International Business Machines Corporation
                                                                             and
                                              Computer Generated Solutions, Inc.




                                                                October 04, 1995

                                     Contact: Nancy Hiatt [ARTWORK] 303-924-5396

                                            IBM Integrated Procurement Solutions
                                                           6300 Diagonal Highway
                                                                   P.O. Box 1900
                                                    Boulder, Colorado 80301-9191
                                                                Department: PRB1
                                                                  Building: 001H

                                                   Service Agreement Number 2165
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
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Contents
 1.0 SERVICE AGREEMENT...............................      1
 1.1 Statement of Work...............................      1
 1.2 Definitions.....................................      1
 1.3 Subcontracting..................................      2
 1.4 Delegations and Assignments.....................      2
 1.5 Payment and Records.............................      2
 1.6 Confidential Information........................      3
 1.7 Information Asset Security Requirements               3
 1.8 IBM Furnished Materials.........................      4
 1.9 Rights In Data..................................      4
 1.10 Invention Rights...............................      5
 1.11 Contractor's Employees.........................      5
 1.12 IBM Regulations & Policies.....................      6
 1.13 Former IBM Employees..........................       7
 1.14 Insurance......................................      7
 1.14.1 General Requirements.........................      7
 1.14.2 Minimum Limits of Coverage...................      7
 1.15 Contractor Safety on Premise...................      7
 1.16 Indemnification................................      8
 1.17 Environment...................................       9
 1.18 Compliance with Laws...........................      9
 1.19 Trademark .....................................     10
 1.20 Monthly Report.................................     10
 1.21 Electronic Data Interchange/Electronic
  Funds Transfer......................................    10
 1.22 Utilization of Minority Owned Businesses........    11
 1.23 Taxes..........................................     11
 1.24 Gifts and Gratuities...........................     11
 1.25 Representations And Warranties.................     11
 1.26 Quality And Acceptance ........................     12
 1.27 Cost Reduction.................................     13
 1.28 General Provisions.............................     13
 1.29 Notices........................................     14
 1.30 Modifications..................................     14
 1.31 Authority......................................     14
 1.32 Rate Schedule..................................     14
 1.33 Delivery Schedule .............................     14
 1.34 Term..........................................      14
 1.35 Termination and Cancellation..................      14
 1.36 Entire Agreement...............................     15
 1.37 Order of Precedence............................     15

 2.0 SIGNATURES .....................................     17

 3.0 ATTACHMENT A: STATEMENT OF  WORK................     19
 3.1 Project Description.............................     19
 3.2 Manpower........................................     19
 3.3 Work Schedules..................................     20
 3.4 Skill Requirements..............................     20
 3.5 Job Descriptions................................     21
 3.6 Training.......................................      25
 3.7 Transitional Training...........................     25
 3.8 Measurements....................................     25
 3.9 Acceptance Criteria.............................     26
 3.10 IBM Responsibilities...........................     26
 3.11 Contractor Responsibilities....................     27
 3.12 Rate Schedule..................................     27
 3.13 Glossary of Terms.............................      29

 4.0 TRAVEL EXPENSE GUIDELINES.......................     31
   4.1.1 Expense Account Details.....................     31
   4.1.2 Receipts....................................     31
   4.1.3 Transportation..............................     31
   4.1.4 Lodging and Meals ..........................     31
   4.1.5 Personal Expenses...........................     32

1.0 SERVICE AGREEMENT

This is a service agreement numbered 2165, made by and between International Business Machines Corporation (IBM), a corporation of the state of New York, having an office at 6300 Diagonal Highway, Boulder, Colorado 80301-9191, (hereinafter referred to as IBM), and Computer Generated Solutions, Inc., a corporation of the state of Delaware, having an office at 1675 Broadway, 31st Floor, New York, NY 10019 (hereinafter referred to as Contractor).

1.1 STATEMENT OF WORK

Contractor shall provide IBM with call center and associated services as specified in the Statement of Work attachment(s) and in purchase orders issued by IBM and accepted by the Contractor.

The Statement of Work shall be more fully described in the alphabetical attachments beginning with "A," appended to and made part of this Agreement.

All Deliverables shall be performed in accordance with the terms and conditions of this Agreement and with the terms and conditions on the front and back of purchase orders issued from time to time by IBM and accepted by Contractor. Such purchase orders shall constitute the only authorization for Contractor to take any action or to expend any money for services hereunder. IBM will pay only the amount specified in purchase orders for such work. Contractor's services may include collaboration with and assistance to IBM personnel or others retained by IBM. In the event of any conflict between the terms and conditions of this Agreement and those of purchase orders issued hereunder, the terms and conditions of this Agreement shall prevail.

IBM shall appoint a coordinator for each purchase order issued by IBM under this Agreement. This coordinator shall be responsible for maintaining technical liaison with Contractor's on-site supervisor and for determining for IBM the adequacy, acceptability, and fitness of the services performed by Contractor under such purchase orders.

When work is done on IBM's premises, Contractor shall at all times provide on such IBM premises supervisory personnel acceptable to IBM to supervise Contractor's employees. Contractor shall notify IBM of the name of the supervisor responsible for the work. The supervisor shall have authority to act as agent for Contractor in Contractor's absence.

1.2 DEFINITIONS

1. "Deliverables" means all the items, material, or services prepared or performed for or submitted to IBM under this Agreement.

2. "Confidential Information" means oral or written information which relates to the past, present, or future research, development, or business activities of IBM or its direct or indirect subsidiaries whether or not identified as IBM Confidential Information, including the names, addresses, phone numbers, and requirements of IBM's contractors, customers, and prospective customers. The contents of any reports prepared by Contractor hereunder shall be treated as Confidential Information.

   No obligation of confidentiality applies to any information that the
   Contractor: (a) already possesses without obligation of confidentiality; (b) develops independently; or (c) rightfully receives without obligation of confidentiality from a third party. No obligation of confidentiality applies to information that is, or becomes, publicly available without breach of this Agreement.

3. "Invention" means any idea, design, concept, technique, invention, discovery, or improvement, whether or not patentable, made solely or jointly by Contractor or Contractor's employees with one or more employees of IBM during the term of this Agreement and in the performance of services hereunder, provided that either the conception or first actual reduction to practice occurs during the term of this Agreement and in the performance of services hereunder.

4. "Preexisting Materials" means any materials included in the Deliverables necessary for effective utilization thereof but which were developed outside the scope of work encompassed by this Agreement.

5. The term "Subsidiary" means a corporation, company, or other entity more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are; or which does not have outstanding shares or securities, as may be the case in a partnership, joint venture, or unincorporated association, but more than fifty percent (50%) of whose ownership interest (representing the right to make the decisions for such corporation, company, or other entity) is; now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company, or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

6. "Subcontractor On Premise" (SCOP) is defined as employees of another company specializing in selling services and providing personnel for short term projects. SCOPs typically are integrated with the IBM work force, possess skills similar to IBM employees, receive technical direction from IBM management and personnel management from their parent company, and are subcontracted for time and workload.

7. "Vendors On Premise" (VOP) is defined as employees of another company who have been selected by that company to accomplish a defined scope of work. The work performed will normally require at least four or more contractor personnel for an initial period of at least six months. Work direction and technical information required shall be provided by the contractor supervisor. The contractor supervisor shall be responsible to provide supervision and control over the work of the contractor's personnel. Office space provided by IBM shall minimize casual commingling between IBM employees and the contractor personnel.

1.3 SUBCONTRACTING

Contractor shall not subcontract the work to be performed under this Agreement without IBM's consent in writing, but Contractor may purchase goods it normally purchases to perform the work.

1.4 DELEGATIONS AND ASSIGNMENTS

Contractor shall not delegate any duties under this Agreement without IBM's prior written consent. Contractor shall inform IBM prior to any assignments of rights to moneys due or to become due under this Agreement.

1.5 PAYMENT AND RECORDS

1. IBM will pay Contractor for services under this Agreement in accordance with the Statement of Work and as specified on the purchase orders issued hereunder by IBM.

2. Invoices are to be sent to IBM Corporation, National Accounts Payable Services, P.O. Box 9001, Endicott, NY 13761-9001. The purchase order number and the terms of payment shall be stated on the invoices.

3. The date used for calculation of terms of payment shall be the date IBM receives an acceptable invoice.

4. Contractor shall maintain complete and accurate accounting records in a form according to sound accounting practices to substantiate Contractor's charges. Such records shall include payroll records, job cards, attendance cards, and job summaries. Contractor shall retain such records for one (1) year from the date of final payment hereunder.

5. IBM shall have access to such records for purposes of audit during normal business hours during the term of this Agreement and during the respective periods in which Contractor is required to maintain such records as herein provided.

6. No overtime or premium rate will be paid without the prior approval of the IBM Purchasing Contract Administrator/Buyer.

--------------------------------------------------
1.6 CONFIDENTIAL INFORMATION

Contractor and its employees will have access to IBM Confidential Information and the following terms shall govern all disclosures of Confidential Information to Contractor and its employees regardless of whether such Confidential Information is removed from IBM's premises.

1. Contractor shall hold all Confidential Information in confidence for IBM and shall not use Confidential Information or disclose it by publication or otherwise to any other person during the term of this Agreement and for a period of two (2) years thereafter other than those persons whose services Contractor requires and who have a need to know such Confidential Information for purposes of carrying out the terms of this Agreement and who agree in writing to be bound by and to comply with the provisions of this Section.

2. Upon termination or expiration of this Agreement, Contractor shall return to IBM all written or descriptive matter including but not limited to drawings, blueprints, descriptions, or other papers, documents, tapes, or any other media which contain any Confidential Information. In the event of a loss at any time of any item containing Confidential Information, Contractor shall promptly notify IBM in writing.

3. Contractor shall not make any copies of any writings, documents, or other media containing Confidential Information provided by IBM. If copies of such writings, documents, or other media are necessary for performing services under this Agreement, they will be provided by IBM upon Contractor's written request.

4. Contractor shall secure all writings, documents, and other media containing Confidential Information in locked files at all times when not in use to prevent its loss or unauthorized disclosure and segregate Confidential Information at all times from the material of others. IBM agrees to pay all reasonable costs incurred in accomplishing the foregoing. All such costs must be agreed to in writing by IBM prior to any expenditure by Contractor.

5. Contractor will not disclose any information Contractor's company deems Confidential or proprietary without an IBM Agreement for Exchange of Confidential Information (AECI) that both parties have signed.

--------------------------------------------------
1.7 INFORMATION ASSET SECURITY  REQUIREMENTS

IBM information asset equipment utilized by the Contractor is intended for the exclusive use of supporting IBM business requirements as defined in this Agreement.

The Contractor will adhere to the following requirements for the purpose of protecting IBM information assets:

1. Computing installations and support facilities are to be administered as areas of restricted physical access when information classified IBM Confidential or higher is stored on-line.

2. Access to IBM's information assets are to be restricted to authorized individuals only. The Contractor must communicate the names and telephone number of those authorized individuals to IBM. The Contractor will maintain a list of users, including the name and IBM user ID.

3. Access passwords to IBM networks and IBM application systems are considered IBM Confidential data.

4. Access passwords to IBM networks and IBM application systems will be issued by IBM to the Contractor. An access password must not be used by any individual other than the individual to whom the access password was issued.

5. The Contractor shall notify IBM when Contractor personnel changes result in a required discontinuance of access to IBM networks or application systems.

6. The Contractor shall immediately notify IBM of any suspected compromise of IBM password confidentiality.

7. The Contractor shall ensure that IBM equipment is connected only to IBM via an authorized IBM network or other approved connection.

8. The Contractor shall ensure that IBM terminals in use are attended while in use to protect against unauthorized access.

9. The Contractor shall notify IBM when invoking a backup telecommunications link via dial-up over a public telecommunications network. Use of dial-up telecommunications over a public network is restricted to those instances when direct line link is unavailable or when IBM specifically instructs the Contractor to use dial up telecommunications.

10. Screen access is controlled by IBM. If access is achieved by the Contractor that is not related to this Agreement, the Contractor will advise IBM immediately.

--------------------------------------------------
1.8 IBM FURNISHED MATERIALS

Unless otherwise agreed in writing, Contractor will supply all materials, equipment, tools, and facilities required to perform this Agreement. All materials, equipment, and tools furnished to Contractor by IBM or specifically paid for by IBM ("Materials"), and any replacement thereof, or any materials affixed or attached thereto, shall be and remain the property of, with the right of possession in, IBM. Contractor shall use the Materials only in performing work for IBM and not otherwise. Contractor shall, at its expense, maintain all Materials in good condition and repair, replacing any such Materials if necessary. While in Contractor's custody or control, all Materials shall be kept and insured by the Contractor at its expense against loss and/or damage in an amount equal to their replacement cost and shall be subject to removal at IBM's written request, in which event Contractor at its expense shall prepare such Materials for shipment and shall deliver them to IBM in the same condition as originally received by Contractor. Contractor shall promptly notify IBM of the location of any Materials not located at Contractor's address as specified in this Agreement. Contractor shall maintain accountability and property control records of all Materials in accordance uith sound commercial practice. IBM reserves the right to review such records and to take its own inventory as often as IBM deems necessary. Contractor agrees to count and provide written confirmation of receipts from IBM of any IBM furnished Materials. Upon completion or termination of this Agreement, Contractor shall obtain from IBM shipping instructions or other authorization instructions prior to returning any Materials to IBM.

--------------------------------------------------
1.9 RIGHTS IN DATA

1. All of the "Deliverables" except preexisting materials shall belong exclusively to IBM and shall be deemed to be works made for hire.

2. To the extent that any of the Deliverables may not, by operation of law, be works made for hire, Contractor hereby assigns to IBM the ownership of all rights in such part of the Deliverables and IBM shall have the right to obtain and to hold in its own name copyrights, registrations, and whatever protection which may be available in the Deliverables. Contractor agrees to give IBM or its designees all assistance reasonably required to perfect such rights.

3. To the extent that any preexisting materials of Contractor are contained in the Deliverables, Contractor hereby grants to IBM an irrevocable, non-exclusive, worldwide, royalty-free license to: use, execute, reproduce, display, perform, distribute (internally or externally) copies of, and prepare derivative works based upon such preexisting materials and derivative works thereof; and, authorize others to do any, some, or all of the foregoing. Contractor shall obtain IBM's prior written approval before incorporating any of Contractor's preexisting materials in the Deliverables.

4. Should Contractor and IBM mutually agree that there is a requirement to include in the Deliverables the materials of a third party, Contractor agrees to obtain all necessary rights and or licenses from such third party at Contractor's expense. The terms and conditions of such rights and licenses are subject to IBM's approval and must, at a minimum, enable IBM to l) use, execute, reproduce, display, perform, distribute (internally and externally) copies of, and prepare derivative works based upon, such materials of a third party and derivative works thereof; 2) authorize others to do any, some or all of the foregoing. Upon IBM's request, Contractor shall deliver to IBM a complete copy of every agreement, license, or other arrangement from which Contractor derives authority to grant IBM rights and licenses granted under this Agreement. Contractor shall obtain IBM's prior written approval before incorporating the materials of a third party in the Deliverables.

5. No license or right is granted to Contractor either expressly or by implication, estoppel, or otherwise to publish, reproduce, prepare derivative works of, distribute copies of, publicly display or perform any of the Deliverables except preexisting materials of Contractor, either during or after the term of this Agreement.

6. The Contractor shall satisfactorily complete and return to IBM, when required, a Vendor Certificate of Originality, as specified in Exhibit 1 of this Agreement. This pertains to all programming software work at the completion of such software work or earlier if so requested by IBM. The acceptance of the properly completed certificate is a condition of final payment by IBM for the finished material.

--------------------------------------------------
1.10 INVENTION RIGHTS

1. Contractor shall promptly make a complete written disclosure to IBM of each Invention, specifically pointing out the features or concepts which Contractor believes to be new or different.

2. Contractor hereby assigns to IBM, its successors, and assigns, any Invention together with the right to seek protection by obtaining patent rights therein, and to claim all rights of priority thereunder, and the same shall become and remain IBM's property whether or not such protection is sought.

3. Contractor shall, upon IBM's request and at IBM's expense, cause patent applications to be filed on any Invention, through solicitors designated by IBM and forthwith assign all such applications to IBM, its successors and assigns. Contractor shall give IBM and its solicitors all reasonable assistance in connection with the preparation and prosecution of any such patent applications and shall cause to be executed all such assignments and other instruments and documents as IBM may consider necessary or appropriate to carry out the intent of this Section.

4. To the extent that IBM has the right to do so, IBM hereby grants to Contractor an irrevocable, nonexclusive, nontransferable, and fully paid-up license throughout the world under any Inventions assigned to IBM pursuant to this Section and under any patents throughout the world issuing thereon including reissues, extensions, divisions, and continuations thereof; provided, however, that such license is not applicable to any Inventions, patent applications, or patents related to appearance designs.

5. Nothing contained in this Agreement shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents or patent applications arising out of any other inventions of either party.

--------------------------------------------------
1.11 CONTRACTOR'S EMPLOYEES

1. Contractor shall have an appropriate agreement with each of its employees or others whose services Contractor may secure to perform hereunder, sufficient to enable it to comply with all of the terms of this Agreement including this section.

2. Contractor agrees to take appropriate preventive steps before the assignment of any of its employees to perform work under this Agreement that it reasonably believes will ensure that its employees and its subcontractors' employees at any level will not engage in inappropriate conduct while on IBM premises. Inappropriate conduct shall include but is not limited to: being under the influence of or affected by alcohol, illegal drugs, or controlled substances; the manufacture, use, distribution, sale/or possession of alcohol, illegal drugs, or any other controlled substance except for approved medical purposes; the possession of a weapon of any sort; or harassment, threats/or violent behavior. Violation of this provision may result in termination of this Agreement and any other remedy available to IBM at law or in equity.

3. Contractor agrees to distribute the following notice concerning sexual harassment to any of its employees who are assigned to work on IBM premises:

        "IBM is committed to providing a work environment free from sexual harassment. Sexual harassment is unwelcome sexual conduct which has the purpose or effect of unreasonably interfering with an individual's work performance or which creates an offensive or hostile work environment. If you believe that you have been the victim of sexual harassment while working on IBM premises, you are encouraged to report such incidents directly to your employer and directly to IBM by calling IBM Corporate Security at 8/251-4885 or
        (914) 765-4885 between 8:30 a.m. and 5:00 p.m. Eastern time. If you are calling long distance from outside IBM, you may call this number collect. All complaints to IBM of such conduct will be investigated promptly and dealt with appropriately."

4. IBM shall have access to the documentation necessary to verify compliance with Contractor's commitment in this entire section.

5. IBM may, at its sole discretion, request that Contractor remove any specified employees of Contractor from IBM's premises and that they not be reassigned to any IBM premises under this Agreement. No reason is required of IBM for such request. Contractor hereby agrees to take action immediately to remove such specified employees and to ensure that such reassignment does not occur.

6. Personnel supplied by Contractor shall be deemed employees of Contractor and shall not for any purpose be considered employees or agents of IBM. Contractor assumes full responsibility for the actions of such personnel while performing services pursuant to any purchase order issued hereunder and shall be solely responsible for their supervision, daily direction and control, payment of salary (including withholding of income taxes and social security), worker's compensation, disability benefits, and the like.

7. Except as specified in attachment A: Statement of Work, Section 3.6, all training of Contractor's employees shall be conducted by the Contractor. In the event that IBM conducts such training of Contractor's employees, Contractor shall reimburse IBM for such training at a price not less than the Training Specialist bill rate specified in Section 3.12.

8. Contractor shall not conduct non-production meetings, hold perspective employee interviews, or terminate employees on IBM premises.

9. In the event of cancellation, termination or expiration of this Agreement, Contractor shall not prohibit its employees assigned to work under this Agreement from seeking immediate employment with IBM or another third party employer. The management and teamleader positions are excluded from this provision.

--------------------------------------------------
1.12 IBM REGULATIONS & POLICIES

Contractor personnel are not eligible to use or to participate in the following:

  IBM Credit Union
  IBM Club recreational or social activities
  Voluntary education programs
  IBM Suggestion Program
  Any IBM awards program
  Cashier

Contractor personnel shall not make personal use of:

  IBM tools, test equipment, etc.
  IBM bulletin boards
  Telephones
  Copiers
  Internal computing systems

Contractor personnel shall:

  Wear badges at all times and comply with all IBM security procedures Not remove any IBM property nor take any work off IBM premises
  Comply with Confidential Information Section of this Agreement

While working at IBM, contractor personnel shall observe the following rules:

  No liquor or drug abuse
  No fighting, horseplay, etc.
  No dishonesty
  No firearms, knives, or other weapons
  No foul language
  No gambling
  No promiscuous conduct
  No solicitation
  No ethnic or racial or sexual jokes or slurs
  No sexual harassment
  No threats
  No misuse of IBM assets including copiers, systems, or facsimiles

--------------------------------------------------------------------------------
1.13 Former IBM Employees

1. Contractor shall inform IBM Purchasing when Contractor plans to assign a former IBM employee to perform work under this Agreement whether or not on IBM premises. IBM reserves the right to approve or to disapprove the assignment.

2. Nothing contained in this Agreement shall be construed as granting to Contractor or any employee of Contractor rights under any IBM employee benefit plan.

--------------------------------------------------------------------------------
1.14 Insurance

1.14.1 General Requirements

Supplier shall, at its own expense, provide and keep in full force and effect during the term of the Agreement at least the following kinds and minimum amounts of insurance covering its services in the state(s) in which the work is to be performed.

1. Worker's Compensation Insurance and Employer's Liability Insurance.

2. Commercial General Liability Insurance including personal and advertising injury with the following extensions of coverage:
   2.1. "Premises Operations"
   2.2. "Products and Completed Operations" for two years following expiration or termination of the Agreement.+
   2.3. "Contractual Liability" for the liability assumed by Supplier under the Section entitled "Indemnification"

   General Liability Insurance requirements for sole proprietors operating as IBM suppliers will be satisfied by procuring a Business Owners Policy with a $1,000,000 limit of liability.

3. Comprehensive Automobile Liability Insurance for personal injury and property damage for owned and non-owned, and hired vehicles used by Supplier while performing service in connection with the Agreement.

4. Supplier shall provide IBM with a Certificate of Insurance upon request evidencing the insurance specified in this Section.

5. Insurance coverage must include the following requirements:

   5.1. IBM named as Certificate holder.

   5.2. Minimum of 30 days notice of any changes or cancellations to policy

   5.3. IBM named as an additional insured under 2 and 3 above.

   +Note: Products and Completed Operations Coverage not required of suppliers who are not at all involved in the manufacturing or sales process related to products (i.e.: consultants, maintenance).

1.14.2 Minimum Limits of Coverage

COVERAGE                MINIMUM LIMITS
--------------------------------------------------------------------------------
Worker's Compensation   ... Statutory requirements of the state of which the
                            work is to be done.

Employer's Liability    ... Not less than $100,000

Commercial General Liability++
  A. Bodily Injury      ... $1,000,000 each occurrence
  B. Property Damage    ... $1,000,000 each occurrence

  $1,000,000 combined single limit acceptable for A&B.

  ++Includes Premises Operations, Products and
    Completed Operations, and Contractual Liability.

Comprehensive Automobile Liability
  (owned, non-owned and hired)
  A. Bodily Injury      ... $250,000 each person
                        ... $500,000 each occurrence

  B. Property Damage    ... $200,000 each occurrence
--------------------------------------------------------------------------------
1.15 Contractor Safety on Premise

1. At their own expense, Contractor or its Subcontractors of any tier entering IBM's premises shall comply with the Occupational Safety and Health Act of 1970, as amended, and all regulations and standards.

2. Contractor shall notify IBM promptly in writing if a charge of non-compliance with the Occupational Safety and Health Act of 1970, as amended, has been filed against the Contractor in connection with any services being performed hereunder on IBM owned or leased premises.

3. For Contractor's projected to work 500 hours or more at an IBM location providing construction or manufacturing type services, Contractor must provide evidence of a satisfactory safety program to IBM consisting of the following elements and performance standards at IBM's request:

   . Contractor's OSHA Accident/Illness Frequency Rate number, no greater than industry average for SIC code (annually).

   . Contractor's SIC Code.

   . Contractor's OSHA 200 Log (copy) if contract extends beyond one year.

   . Contractor's OSHA Lost Workday Frequency Rate (Preferably below 1.5).

   . Contractor's Workers Compensation Experience Modification Rate (EMR) (Rate no greater than 1.0, without evidence of Contractor's progress toward this level).

   . Contractor's Safety Officer responsible for administering Safety and Health programs.

   . Copy of Contractor's Safety Program that addresses all aspects of the work to be performed for IBM such as Protective Equipment, HAZCOM, Lockout Tagout, Electrical Safety Work Practices, Confined Space, Accident Reporting, and General Office Safety.

   . Copy of Contractor's training programs for those tasks requiring specific safety related training.

4. General Contractors must ensure that any subcontractors they bring on IBM premises must also meet the above criteria.

5. IBM shall monitor and evaluate Contractor's performance under this section. Any non-compliance may result in termination of this Agreement. Past and present performance under this section will be considered in the awarding of future business.

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1.16 Indemnification

Contractor will at its expense, indemnify, defend and save IBM harmless against any claims (including costs of litigation and attorneys' fees, loss, damage, penalty, fine, or expense whatsoever) resulting from:

1. a breach or alleged breach of Contractor's warranties or representations under this Agreement;

2. Contractor's failure to comply with any governmental law, statute, ordinance, administrative order, rule, or regulation;

3. Contractor's or Subcontractor's failure to comply with the Occupational Safety and Health Act of 1970, as amended, and all regulations and standards;

4. for personal injury or death to persons and damage to property (including IBM's property) arising out of or in connection with or resulting from operations under this Agreement to the extent that such injuries, deaths, or damage are caused by the Contractor or any of its Subcontractors or by anyone directly or indirectly employed by any of them;

5. any alleged or actual infringement by any Deliverable, or any preexisting or third party materials from which any Deliverables are prepared, of a patent, copyright, trademark, trade secret, or other intellectual property right, privacy or similar right of any third party, in any country in the world.

Contractor shall notify IBM if Contractor is or becomes aware of any right of, or protection accorded to, a third party as set forth above that might affect Contractor's ability to provide goods under this Agreement or limit IBM's freedom to use or sell such goods anywhere in the world. IBM shall provide notice to Contractor of any such proceeding or claim of which it becomes aware. IBM may actively participate in any such proceedings at its own expense. Contractor shall have no liability for required compliance by Contractor with written specifications furnished by IBM if such infringement cannot be avoided by the Contractor in complying with such specifications.

--------------------------------------------------------------------------------
1.17 Environment

1. Contractor certifies that it is currently in compliance and that it shall comply with all federal, state, and local laws, rules, orders, and regulations relating to the protection of the environment and related matters. Contractor acknowledges that any chemical, material, or waste that may be used or generated in its processes is solely its responsibility to properly handle, use, store, treat, and dispose of in accordance with the applicable environmental laws and regulations.

2. Contractor agrees to provide IBM promptly, upon request, with any and all relevant information concerning its compliance with applicable environmental laws and regulations, including copies of required permits, EPA ID Numbers, waste manifest documents, and other appropriate federal, state, and local authority required documentation. Contractor also agrees, upon reasonable notice and during normal office hours, to permit IBM to inspect its premises and to audit its relevant records for the purpose of determining Contractor's compliance with all applicable environmental laws and regulations.

3. In the event that IBM specifications require the Contractor to use materials or chemicals that are not commonly used by the Contractor, before commencing work on the process, Contractor will represent in writing to IBM that it has the necessary expertise to use, control, and dispose of any such materials or wastes generated in the process, if any, in accordance with all appropriate and applicable environmental laws and regulations.

--------------------------------------------------------------------------------
1.18 Compliance with Laws

1. General

   Contractor shall, at its own expense, comply with all governmental laws and regulations relating to its duties, obligations, and performance under this Agreement, including without limitation, Executive Order 11246 (as amended) of the President of the United States on Equal Employment Opportunity and the Rules and Regulations issued pursuant thereto, all environmental laws, ordinances, codes, rules, regulations, license and permit provisions, guidelines and directives, the Immigration Reform and Control Act of 1986, the Foreign Corrupt Practices Act, and the import and export laws and regulations of the United States Customs Services, the United States Department of Commerce and Department of State, and shall procure all licenses and pay all fees and other charges required thereby.

   Contractor shall notify IBM promptly, in writing, if a charge of non-compliance with the Occupational Safety and Health Act of 1970 has been filed against the Contractor in connection with services being performed hereunder on IBM owned or leased premises.

2. Leased Employees and Management Services Organization

   Contractor shall provide IBM any information about Contractor's personnel that IBM is required by law to obtain, including information on "leased employees" and "management services organization" as these terms are used in Secs. 414(m), (n) and (o) of the Internal Revenue Code.

3. Former DOD Employees

   Contractor warrants that no individual who is a former officer or employee of the Department of Defense (DOD) who: left DOD service on or after April 16, 1987; and served in a civilian position for which the rate of pay is equal to or greater than the minimum rate of pay for GS-13; or served in the Armed Forces in a pay grade of 04 or higher; shall be employed or compensated for services rendered under this Agreement within two (2) years after leaving service in DOD without the specific written approval of IBM. If Contractor requests such approval, Contractor agrees to provide IBM with any information needed to comply with 10 USC 2397 (b) and (c).

4. DTC ITAR

   Contractor warrants that it is not the subject of an indictment or conviction of the criminal statutes enumerated in 22 CFR Part 120.24, or is ineligible to contract with, or to receive a license or other approval to import defense articles or defense services from, or to receive an export license or other approval from any agency of the U.S. Government. Contractor must notify IBM immediately if it becomes the subject of an indictment or conviction of the criminal statutes enumerated in 22 CFR Part 120.24.

5. Contractor agrees that neither Contractor nor any of its agents or employees will export or re-export any information of IBM or any process, product, or service that is produced as a result of the use of such information to any country specified in such Export Regulations as a prohibited destination without first obtaining U.S. Government approval by application through IBM. Upon request, IBM will advise Contractor of the countries then specified in such regulations as prohibited destinations.

6. Boycotts

   Contractor shall comply with Part 769 of the U.S. Export Regulations concerning Restrictive Trade Practices or Boycotts.

   Contractor may not alter or add any statements to IBM documentation including, but not limited to IBM commercial invoices, IBM manifests, carrier air waybills, ocean bills of lading, certificates of origin, insurance certificates, consul documentation, or any other documentation.

   Contractor may not provide any information whether positive or negative concerning IBM's past, present, or future business:

   6.1. With or in a boycotted country;

   6.2. With any business concern organized under the laws of a boycotted country;

   6.3. With any national or resident of a boycotted country; or

   6.4. With "Black List" organizations or persons.

   Contractor will advise IBM of all boycott related requests that Contractor receives in connection with any IBM shipment, including but not limited to requests Contractor is required to report to the U.S. Department of Commerce in accordance with U.S. regulations.

--------------------------------------------------------------------------------
1.19 Trademark

Nothing in this Agreement grants either party any rights to use the other party's trademarks or trade names, directly or indirectly, in connection with any product, service, promotion, or publication without the prior written approval of the trademark owner.

--------------------------------------------------------------------------------
1.20 Monthly Report

Contractor with employees working on IBM premises shall submit a monthly report due by the fifth (5th) of each month listing the employee names, IBM purchase order numbers, and the rates of each of the Contractor's employees for the previous month. This report shall be submitted to the procurement administrator of this Agreement.

--------------------------------------------------------------------------------
1.21 Electronic Data Interchange / Electronic Funds Transfer

When business documents are transmitted electronically the following terms and conditions apply:

1. Transmission - Each party may electronically transmit and receive documents through the assistance of a network in accordance with mutually agreed upon standards. Each party shall be responsible for all network charges. If both parties use the IBM Information Network, the sender will be responsible for the transmission costs.

2. Receipt - A document is received when it arrives at the receiving party's mailbox. Upon receipt of any document, the receiving party shall promptly send an acceptance which will conclusively establish receipt and content of a document. If any document is received in an unintelligible or garbled form, the receiving party shall promptly notify the originating party (if identifiable from the received document) in a reasonable manner. In the absence of such a notice, the originating party's records of the contents of such document shall prevail.

3. Signature and Enforceability - Each party shall adopt as its signature an electronic identification consisting of symbols or codes (User ID) that shall be affixed to or contained in each document. Each party will maintain security procedures to prevent unauthorized use or disclosure of its User ID.

   Any document containing, or to which there is affixed, a User ID shall be considered: (a) a "writing" or "in writing"; (b) to have been "signed"; (c) an "original" when printed from electronic files or records established and maintained in the normal course of business; and (d) "admissible" to the same extent and under the same conditions as other business records originated and maintained in documentary form.

4. Confidential Information - The parties agree that all information transmitted shall comply with the Confidential Information Section of this Agreement.

5. Electronic Funds Transfer - By completing this Section, Contractor authorizes IBM to initiate electronic credit entries to the account listed below. Contractor agrees that such transactions will be governed by the National Automated Clearing House Association rules. This authority is to remain in effect until IBM has received written notification of termination in such time and such manner as to afford IBM a reasonable opportunity to act on it.

   ------------------------------------------------------------
    Financial Institution:

   ------------------------------------------------------------
    City, State

   ------------------------------------------------------------
    Account Number: (max 17)

   ------------------------------------------------------------
    Bank Routing/Transit  Code: (max 9)


6. Limitation of Remedies - Neither party shall be liable to the other for any special, incidental, exemplary, or consequential damages arising from or as a result of: (l) any delay, omission, or error in the electronic transmission or receipt of any documents; or (2) any delay, omission, or error of an electronic credit entry by IBM even if the other party has been advised of the possibility of such damages. In addition, neither party shall be liable for any damages claimed by the other party based on any third party claim. In no event will either party be liable for any damages caused by the other party's failure to maintain security procedures to prevent the unauthorized use or disclosure of its User ID.

--------------------------------------------------------------------------------
1.22 Utilization of Minority Owned Businesses

l. In support of the services and products being provided herein, Contractor shall, when subcontract/purchasing opportunities exist, attempt to utilize minority owned suppliers to fulfill requirements of this contract.

2. Upon IBM request, Contractor shall provide reports to include the name and address of the minority owned suppliers utilized, description of services or products provided, dollar value of services or products, and a summary of efforts to utilize minority owned businesses.

3. A minority-owned business is defined as 51% or more owned and controlled by members of the following minority groups: Black Americans, Hispanic Americans, American Indians, native Hawaiians, Asian-Indian Americans, Asian-Pacific Americans, American Eskimos or Aleuts. The minority-owned supplier must certify their status.

--------------------------------------------------------------------------------
1.23 Taxes

1. Contractor is responsible for all federal and state payroll taxes such as social security and unemployment taxes.

2. Contractor agrees to pay any taxes imposed by law related to the service provided hereunder unless otherwise agreed to in writing by IBM.

--------------------------------------------------------------------------------
1.24 Gifts and Gratuities

Contractor shall not make or offer a gratuity or gift of any kind to IBM employees or their families that could be viewed as relating to an actual or potential business relationship with IBM. Gifts include entertainment, personal services, favors, discounts, and other preferential treatment of any kind. IBM will interpret any such action as an improper attempt to influence IBM employees which will jeopardize IBM's relationship with the Contractor.

--------------------------------------------------------------------------------
1.25 Representations And Warranties

l. Contractor represents and warrants the originality of the Deliverables and that no portion of the Deliverables or their use or distribution violates or is protected by any copyright or other rights of any third party except as provided in the fourth paragraph of the "Rights In Data" section of this Agreement.

2. Contractor represents and warrants that it is under no obligation or restriction nor will it assume any such obligation or restriction which would in any way interfere or be inconsistent with or present a conflict of interest concerning the services to be furnished by Contractor under this Agreement.

3. Contractor represents and warrants that all Deliverables shall be free of any computer code, programming instruction, or set of instructions that are intentionally constructed with the ability to damage, interfere with, or otherwise adversely affect computer programs, data files, or hardware.

4. In providing services under this Agreement, Contractor understands that IBM does not wish to receive from Contractor any information which may be considered confidential or proprietary to Contractor or to any third party. Contractor represents and warrants that any information disclosed by Contractor to IBM is not confidential or proprietary to Contractor or to any third party.

5. Contractor represents and warrants that all Deliverables shall be free from defects in design, materials, and workmanship for a period of one year unless longer warranties are required in the Statement of Work in which case the longer periods of time shall prevail.

6. Contractor represents and warrants that Contractor maintains comprehensive general and vehicular liability insurance for claims for damages because of bodily injury or death and property damage caused by or arising out of acts or omissions of its employees.

   Contractor further represents and warrants that Contractor maintains sufficient contractual liability insurance to cover the liabilities assumed by Contractor under this Agreement. In no event shall any insurance be cancelled, be allowed to lapse or be materially modified without prior written notice to IBM.

7. Contractor represents and warrants that in all dealings leading to the execution of this Agreement, Contractor has been represented solely by its own bona fide employees or agents and that it has not paid or agreed to pay any other person any commission, percentage, brokerage, or contingent fee. Contractor also warrants that it has not made and will not make any gifts, loans, or grant other consideration to any employee of IBM, directly or indirectly, in connection with this Agreement or otherwise. The falsity or breach of either such warranty shall constitute a default under this Agreement.

8. Contractor represents and warrants that the price of the products or services purchased under this Agreement does not exceed the price charged by Contractor to any other customer purchasing the same products or services in like or smaller quantities, and under similar conditions of purchase.

9. Contractor represents and warrants that Contractor will not in any way, directly or indirectly, at any time during the term of this Agreement or any renewal thereof, or within two (2) years after its termination or expiration, solicit, divert, take away, or attempt to solicit, divert or take away from IBM any customers or prospective customers of IBM who were served by Contractor during the term of this Agreement, or whose names and/or addresses became known to Contractor in any manner during the term of this Agreement. Contractor also represents and warrants that it will not, during the term of this Agreement or within two (2) years thereafter, attempt or seek to cause any of the customers of IBM to refrain from patronizing IBM and will not assist any other persons to do so.

--------------------------------------------------------------------------------
1.26 Quality And Acceptance

1. Contractor shall establish a quality improvement plan that demonstrates continuous quality improvement on the products and or services provided to IBM. Contractor must conform to the Malcolm Baldrige National Quality Award criteria, the ISO 9000 Standards, or an equivalent documented quality improvement process. IBM may audit Contractor's quality improvement plan for conformance to this requirement.

2. Contractor shall notify IBM in writing at the earliest possible time of any factor, event, or anticipated event that may affect Contractor's ability to meet the requirements of any Statement of Work, including changes in the assignment of key employees, strikes, or unavailability of critical resources. The issuance of such notice shall not excuse the Contractor from any default of performance obligation.

3. IBM shall have the right to conduct progress reviews at Contractor's place of business to verify that Contractor's performance is in accordance with the standards, specifications, and other requirements of the Statement of Work. Contractor shall take all actions necessary to correct any deficiencies identified by IBM during such reviews. Contractor's failure to correct such identified deficiencies or to obtain IBM's agreement on a plan to correct such deficiencies within ten (10) work days after receipt of such notice and to diligently proceed in accordance with such plan shall be grounds for termination of the Statement of Work by IBM in accordance with the Termination Section of this Agreement.

4. IBM shall have the right to evaluate and to test each Deliverable in accordance with the completion and acceptance criteria specified in the Statement of Work. IBM shall provide Contractor with written notification of its acceptance or rejection of the Deliverable. In the case of rejection or partial or conditional acceptance, such notification shall state the reasons for IBM's determination. Contractor shall correct any deficiencies preventing final acceptance at no additional charge to IBM and obtain IBM's agreement on a plan to correct such deficiencies within ten (10) work days after receipt of such notification. Contractor's failure to correct such deficiencies or to obtain IBM's agreement on such a plan and to proceed diligently in accordance with such plan shall be grounds for termination by IBM of the Statement of Work in accordance with the Termination Section of this Agreement.

--------------------------------------------------------------------------------
1.27 Cost Reduction

Contractor shall implement methods of improved productivity designed to facilitate cost reductions resulting in price reductions to IBM of at least 3% annually during the term of the Agreement. In the event that market conditions permit Contractor to reduce its costs further, Contractor shall provide additional cost reductions to IBM. In the event that market conditions beyond Contractor's control offset some or all of the agreed upon annual price reductions, Contractor shall notify IBM in writing, detailing the market conditions. If IBM agrees that such market conditions exist, IBM and Contractor shall negotiate in good faith to reach a mutually agreeable price reduction.

--------------------------------------------------------------------------------
1.28 General Provisions

1. The rights and obligations of Sections titled Payment and Records, Confidential Information, Rights in Data, Invention Rights, Compliance with Laws, IBM Trademarks, and Warranties shall survive and continue after any expiration or termination of this Agreement and shall bind the parties and their legal representatives, successors, heirs, and assigns.

2. This Agreement does not imply any commitment to purchase products or services by either party.

3. IBM may at any time have others provide like or similar services provided by the Contractor as specified in the Statement of Work or purchase orders or may elect to accomplish like or similar work itself.

4. Contractor shall not disclose the existence of this Agreement or any of its terms and conditions or the fact that Contractor has furnished or contracted to furnish IBM services under this Agreement without the prior written consent of IBM.

5. Neither party shall be responsible for failure to fulfill its obligations under this Agreement due to fire, flood, war or other such cause beyond its control and without its fault or negligence (excluding labor disputes) provided it promptly notifies the other party.

6.  The laws of the State of New York govern this Agreement.

7. Both parties agree to waive their right to a trial by jury in any dispute arising out of this Agreement.

8. No delay or failure by either party to act in the event of a breach or default hereunder shall be construed as a waiver of that or any subsequent breach or default of any provision of this Agreement.

9. The prevailing party in any legal action hereunder shall be entitled to reimbursement by the other party of its expenses including, without limitation, reasonable attorney's fees.

10. Any terms of this Agreement which by their nature extend beyond their expiration or termination shall remain in effect until fulfilled and shall bind the parties and their legal representatives, successors, heirs, and assigns.

11. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

--------------------------------------------------------------------------------
1.29 Notices

Unless otherwise provided in this Agreement, all notices required or permitted hereunder shall be in writing and shall be given by personal service or sent by registered, certified or express mail, reputable overnight courier service or facsimile with receipt confirmed:

   International Business
   Machines Corporation
   P.O. Box 1900
   Dept. PRB1 / Bld. 001H
   Boulder, CO 80301-9191

   Attention: Nancy Hiatt

--------------------------------------------------------------------------------
1.30 Modifications

Except as specifically provided herein, this Agreement may not be amended or modified except by a formal amendment signed by both parties.

--------------------------------------------------------------------------------
1.31 Authority

Wherever the word "IBM" appears in this Agreement with respect to authorization for such items as Subcontracting; Delegations; Modifications; Termination and Cancellation, the word is deemed to mean and only mean IBM's Purchasing Department. No other person or department of IBM so authorized to act. Claims by Contractor for adjustments, increases, and increments to price or for added costs resulting from the foregoing items will not be allowed unless the said authorization shall have been duly granted in writing prior to implementation by IBM's Purchasing Department.

--------------------------------------------------------------------------------
1.32 Rate Schedule

The rates for all Deliverables and associated services committed by IBM under this Agreement shall be as specified in the Statement of Work and on the purchase orders issued by IBM and accepted by the Contractor.

--------------------------------------------------------------------------------
1.33 Delivery Schedule

Deliverables shall be completed and delivered in accordance with the Statement of Work and purchase orders issued hereunder.

Time is of the essence in Contractor's furnishing Deliverables to IBM. Contractor shall apply best efforts in providing Deliverables to IBM. If Contractor fails to provide the Deliverables on time, IBM may purchase elsewhere and may, unless Contractor's delay was due to unforeseeable causes beyond its control and without its fault or negligence, charge Contractor with all losses incurred.

--------------------------------------------------------------------------------
1.34 Term

This Agreement dated October 04, 1995 shall become effective the date both parties have signed this Agreement and shall expire on October 31, 1997.

--------------------------------------------------------------------------------
1.35 Termination and Cancellation

1. Either party may terminate this Agreement for convenience upon sixty (60) days prior written notice to the other party.

2. Either party may terminate this Agreement in the event of a material breach of this Agreement by the other party provided the party in breach is given written notice and fails to cure such breach within thirty (30) days.

    Contractor shall, upon receipt of notice to terminate, stop all work being performed and cancel subcontracts associated therewith. Any outstanding purchase orders shall terminate upon termination of this Agreement. IBM's sole liability for termination of each purchase order outstanding as of the date of termination shall be to pay at rates specified in the purchase orders for satisfactory work performed under the purchase orders as of the date of termination and for expenses or other direct charges incurred by Contractor from which Contractor cannot decommit itself. Any such amount shall not exceed the amount specified for the work in such terminated purchase orders.

3. Purchase orders issued by IBM under this Agreement and accepted by Contractor may be cancelled by IBM, in each case without further liability thereunder, as follows:

   Purchase orders, or portions thereof, covering services of Contractor's personnel to be performed on or off IBM premises, may be cancelled on twenty-four (24) hours written notice.

   Purchase orders issued under a Government contract may be cancelled at any time upon written notice.

   In the event of cancellation, termination, or expiration of any purchase order issued hereunder, all work in process thereunder in Contractor's possession shall be forwarded to IBM, and IBM shall make payment at the specified rates for satisfactory services performed to the effective date of cancellation, termination, or expiration of such purchase order.

--------------------------------------------------------------------------------
1.36 Entire Agreement

The foregoing terms and conditions, together with the referenced Attachments, are the complete and exclusive expression of the agreement between the parties, superseding any prior agreements, written or oral, relating to the subject matter of this Agreement notwithstanding anything contained in any document issued by Contractor.

--------------------------------------------------------------------------------
1.37 Order of Precedence

In the event of any inconsistency or conflict in the provisions of these documents, the order of precedence shall be:

1. The foregoing terms and conditions;

2. Attachments referenced herein.

3. Purchase orders

4. Purchase order attachments

--------------
2.0 Signatures

In witness whereof, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

International Business                  Computer Generated Solutions, Inc.
Machines Corporation


                                        By:     /s/ Philip Friedman
                                               ---------------------------


/s/ G. H. Tamura 10/5/95
                                        Title:      President
                                               ---------------------------

G. H. Tamura                            Date:        10/6/95
Location Procurement Manager                   ---------------------------

-----------------------------------
3.0 Attachment A: Statement of Work

--------------------------------------------------------------------------------
3.1 Project Description

When an IBM customer requires assistance, they place a request call through the Call Management Centers (CMCs). That call is taken by a Customer Service Representative (CSR) employee and entered into the appropriate system for assignment. These calls are taken for a variety of customers on a variety of customized applications.

The Contractor Customer Service Representative (CSR) works directly with IBM's customers, IBM's Customer Service Engineers (CE) and IBM's internal support organizations. It is expected that the CSR will be courteous and professional at all times. They must be able to communicate clearly and effectively by phone while being complete, accurate and timely in gathering required information. In addition, they must provide navigational and informational services to customers who require additional service or information within the IBM support network. They are expected to search various databases, make appropriate updates, and maintain those databases within a specified criteria. In addition, each CSR is expected to adhere to the quality processes currently in place which measures timeliness, accuracy, and professionalism. See Section 3.9 for acceptance criteria.

It is the goal of the CSR team to become a single point of value for each call received. That value may include, but is not limited to, information sharing, information gathering, product entitlement and call navigation. We anticipate the role of this function will continue to expand as more business opportunities are identified. It is vital that the Contractor be flexible in meeting the requirements of these future opportunities.

Contractor agrees that, by October 30, 1995, Contractor shall have hired at least 90% of the supplemental employees currently employed by IBM in each of the Atlanta and Dallas Call Management Centers for the positions listed in
Section 3.2 of this Statement of Work. The failure of Contractor to comply with this paragraph shall permit IBM to immediately cancel this Agreement at IBM's sole discretion and with no liability on the part of IBM.

--------------------------------------------------------------------------------
3.2 Manpower

The estimated number of personnel required to perform each task is listed below, however, the number of personnel may change with the written concurrence of the IBM Coordinator and Contractor Supervisor. Job descriptions are provided in
Section 3.5.


 Table 1. Estimated Headcount

 JOB DESCRIPTION                               ATLANTA       DALLAS

 Customer Service Representative                ****          ****

 SESA Coordinator                                             ****

 Senior Customer Service Representative         ****          ****

 Training Specialist                            ****          ****

 Team Leader                                    ****          ****

 Receptionist                                   ****          ****

 Graphics Coordinator                           ****          ****

 Operational Support Manager                    ****          ****


--------------------------------------------------------------------------------
3.3 Work Schedules

The following identifies the work schedules:

 . The CMC's operate 24 hours per day, 7 days per week

 . Holiday work will be required

 . Overtime may be required

--------------------------------------------------------------------------------
3.4 Skill Requirements

The following list outlines the general skills required to perform all job descriptions listed in this section:

 . Very good verbal communication skills which are clear, understandable and precise

 . Be professional and courteous at all times

 . Above average typing skills

 . Good listening skills

 . Above average reading comprehension skills

 . Learn and follow procedures

 . Strong customer service skills and temperament which includes diffusing upset customers.

 . Administrative and organizational skills

 . Multiplexing skills

 . Knowledge of OS/2

 . Freelance skills for graphics person

 . Computer navigation skills

 . Telephone handling skills



**** Confidential treatment is being requested for these portions of this agreement.

--------------------------------------------------------------------------------
3.5 Job Descriptions

The following job descriptions serve only as guide as to the types of responsibilities within each job category. They are subject to change at any time by the IBM Coordinator.

1. Customer Service Representative (CSR)

   Position Concept: As the initial customer contact for IBM service, the CSR's professional communications and ultimate decision making responsibility directly impact IBM customers' degree of service delivery satisfaction. Effective communication of service offerings and efficient execution of the call process facilitates the request for service. The CSR must extract pertinent call information from the customer to ensure the service request is handled timely and properly. Service delivery concerns are proactively communicated to appropriate escalation levels. CSRs utilize the NSS system to record information and assign calls to the appropriate service representative or organization. They must remain knowledgeable of new service offerings and call procedures. In addition, the CSR may be required to research customer entitlement, navigate informational requests, take Hardware/Software service calls, and/or track Finders M/A information.

   Responsibilities

    . Receive customer request for Hardware and Software service. Be thoroughly knowledgeable of current service offerings, billable information, and entitlement process. Question customer to obtain product service and entitlement options to properly assign provider of service and determine urgency of request. Take personal ownership of each call received and aggressively seek to improve customer satisfaction.

    . Utilize resource materials in directing customer inquiries that are not service related. Inform appropriate contact of information changes. Be thoroughly knowledgeable of resource materials and give assistance when required. Escalate unresolved inquiries to resolution.

    . Navigate informational and procedural calls as required.

    . Be thoroughly knowledgeable and assist with backup procedures when required.

    . Maintain a working knowledge of special operating procedures used to interface with internal organizations relating to critical customers.

    . Be thoroughly knowledgeable of special operating procedures to interface with external providers of service (Customized Operational Service, Multi Vendor Support (MVS), etc.). Ensure special operating procedures are understood and adhered to.

    . Recognize customer complaints that need to be escalated. Demonstrate quality communication skills and exhibit high level of professionalism and extreme sensitivity to customer satisfaction. Follow appropriate procedures and use good judgement in reporting complaints.

    . Identify any National Service Support (NSS), Computer Aided Dispatch
      (CAD) or OASIS discrepancies or omissions (i.e. prescreens, alias) and notify appropriate resource.

    . Use courtesy, tact and discretion in all communications with customers, vendors and IBM personnel. Exhibit a high level of professionalism and utilize good judgement to inform manager of potential problems.

    . Maintain knowledge and operation of all CSR equipment. Utilize basic problem determination and follow reporting procedures.

    . Follow internal IBM phone guidelines pertaining to professionalism, hold and knowledge.

    . Perform entitlement on service contracts when required.

    . Input Finders requests when notified by the field.

2. SESA Coordinator

  Position Concept: Is responsible for making follow-up survey calls to customers concerning their satisfaction with a specific process. The coordinator will extract all pertinent information through a database provided and complete a preset number of surveys per day. That preset number is described in Section 3.8, Measurements.

  Responsibilities

    . Obtains pertinent information from required databases.

    . Makes outgoing calls to customer contacts provided by IBM internal databases

    . Demonstrates courtesy, tact and discretion in communications, so as to present a favorable company image

    . Input customer comments and survey results so that they match the opinions of the customer

    . Make internal phone audits and record results as required

    . Escalate customer complaints using established processes

3. Senior Customer Service Representative

   Position Concept: Provide leadership to CSRs and be focal person for operational questions. Maintain expert knowledge of customer service duties and review/monitor to ensure procedures are followed. Aggressively monitor NSS in order to recognize and handle potential service delivery concerns. Take a pro-active role in identifying and resolving customer satisfaction inhibitors. Implement a strategy with other seniors and team leaders to maintain balanced workload for customer hold times. Offer first level of escalation to CSRs for customer complaint situations. Evaluate training. Maintain expert knowledge of all CSR responsibilities. Prepare regular and special reports for IBM. Maintain expert knowledge of backup system procedures. Perform CSR duties as required.

   Responsibilities

    . Become an expert resource for CSRs and assist in interpreting current service offerings, billable information and entitlement process. Administer training as required. Enhance customer satisfaction through personal ownership of identified problems and aggressively seek resolution. Escalate when appropriate.

    . Monitor/review receive call activity and pro-actively identify potential customer situations.

    . Become an expert in call management criteria, measurement objectives, and special programs. Identify problems when objectives will not be met and make recommendations to the management team.

    . Maintain an expert knowledge of resource materials utilized to direct customers' inquiries that are not service related. Act as a resource and focal escalation point for unresolved inquiries and updating resource materials. Responsible for timely follow-up and extreme responsiveness to customer inquiries.

    . Maintain expert knowledge of system backup procedures and initiate when required. Ensure each CSR has backup and that current backup materials are readily available. Resolve CSR difficulty in obtaining system backup and escalate if necessary.

    . Maintain expert knowledge in and ensure that special operating procedures are followed to interface with external providers of service. Provide CSR training and assistance when necessary.

    . Review, maintain, and ensure an accurate database using branch office input. Ensure database integrity and update procedures are followed. Responsible to coordinate database activity. Recommend solutions to database problems and implement.

    . Handle customer complaints effectively and recognize need for escalation.
      Follow appropriate procedures and exercise good judgement in escalation and resolving complaints. Maintain records.

    . Demonstrate courtesy, tact, and discretion in all communications with customers, vendors, and IBM personnel. Exhibit a high level of professionalism at all times. Utilize good judgement informing management of potential problems. Set example and give guidance to CSCs as required.

    . Provide work direction and support to CSRs for the implementation of special programs and for the short-term solution of temporary workload imbalances. Maintain CSR lunch schedules and track vacation. Ensure CSR coverage.

4. Training Specialist

   Position Concept: Provides training of suppliers personnel.

   Responsibilities

    . Provide training and assistance as required. Update training materials and conduct training seminars for CSR when needed. Evaluate training and make recommendations to management and assist with training difficulties.

    . Maintain thorough knowledge of and be able to operate all CSR workstations and ACD agent equipment. Follow correct problem determination and reporting procedures. Utilize good judgement when following the correct escalation procedures.

5. Team Leader

   Position Concept: Serves as a "functional" leader in an environment where employee to management ratios make it difficult to prioritize and balance workload and maintain a high level of operational efficiency.

   Responsibilities

    . Operates complex office systems to prepare correspondence, foils, and documents.

    . With minimal management assistance, coordinate flow and prioritize "team" workload.

    . Balances workload; ensuring coverage and a high level of operational efficiency.

    . Drives team quality measurements.

    . Monitors services support activity and exposures.

    . Develops and implements internal customer satisfaction plans and programs.

    . Ensures team self-assessment audits are conducted and based on outcomes recommends corrective action plan to management.

    . Coordinates meetings, training and other workload inhibitors.

    . Maintains a high level of systems expertise for required business area.

    . Assumes additional responsibilities as required.

6. Receptionist

   Position concept - Answers the "must answer" line in the Call
   Management Center while controlling entry to the branch office and receiving visitors.

   Responsibilities

    . Greets, ascertains pertinent information, and registers visitors. Helps identify, locate and contact persons to be visited. Gives internal and external directions. Ensures that no one is detained in the reception area beyond a reasonable length of time.

    . Answers the "must answer" line in the Call Management Center. Pages person to be contacted when appropriate or navigates the call to the requested function. Ensures callers are greeted professionally, given the proper information and not left on hold longer than the IBM standard.

    . Collects and distributes mail from/to the CMC personnel.

    . Ensures only authorized persons are permitted into the facility and ensures escorts are provided when necessary. Reports security concerns to appropriate Contractor/IBM management.

    . Handles special situations such as outside solicitations, providing information about employees, etc., in accordance with company policies and practices.

    . Demonstrate courtesy, tact and discretion in communications, so as to present a favorable company and site image.

    . As required, initiates and maintains appropriate files and reports.

    . Perform other administrative tasks such as typing, filing, scheduling conference rooms, conference rooms, ordering supplies, updating the organizational chart and updating calendars.

    . Back-up branch secretary when required.

    . Work requests will be received from IBM personnel.

    . Perform other duties as assigned.

7. Graphics Coordinator

   Position Concept: Is responsible for creating and updating quality process and presentation charts on a timely basis. Primarily uses Lotus Freelance as the software on a PS/2 type machine. Will operate equipment associated with producing high-quality charts such as printers and plotters.

   Responsibilities

    . Operates basic graphics equipment and programs.

    . Tracks due dates on process charts.

    . Updates and distributes process charts monthly.

    . Provides assistance for other presentation charts.

    . Performs other duties, as assigned.

    . Maintains softcopies of all charts created.

    . Ensures equipment used is maintained and usable.

    . Work requests will be received from IBM personnel.

8. Operational Support Manager (OSM)

   Position Concept: Is the first line manager responsible for resource planning and operational support in the CMC.

   Responsibilities

    . Interprets IBM's policies, practices and procedures for territory.

    . Maintains effective performance planning, counseling, evaluation and development programs to properly evaluate employee performance and to enhance career growth.

    . Analyze performance of functions within areas of responsibility. Makes recommendations for operational enhancements and implements action as appropriate.

    . Works closely with IBM as an interface to ensure high levels of performance, productivity and customer satisfaction.

    . Determines manpower requirements and develops plans for area of responsibility.

    . Analyzes financial performance and recommends a course of action to IBM.
      Maintains control of direct expense involved with operation of assigned area.

    . Organizes and conducts frequent department meetings. Makes presentations on areas of responsibility in branch meetings.

    . Responsible for records retention management and compliance and security for all pertinent documents.

    . Assumes additional responsibilities as required.

--------------------------------------------------------------------------------
3.6 Training

1. Initial process training for contract initiation will be provided by IBM. Any new product training deemed necessary by IBM will be provided by IBM. The Contractor's training specialist will then assume responsibility for on-going training and orientation of new and replacement personnel at the training rate.

2. Contractor shall have sufficient personnel trained to ensure that quality of service is met throughout the term of this Agreement. IBM shall pay for this training only if conducted during the employee's first thirty (30) days of work under this Agreement and at the Customer Service Trainee rate specified in Section 3.12. This payment shall not exceed a percentage of the total productive time billed. This percentage shall be determined by IBM and the Contractor after the initial training of personnel under this Agreement.

--------------------------------------------------------------------------------
3.7 Transitional Training

In the event of cancellation or at the expiration of this Agreement, Contractor agrees to provide a minimum of fifteen (15) days transitional training to a supplier to be specified by IBM if other than Contractor. Said training shall be conducted by an adequate number of Contractor employees to ensure continuity of service at a competent level of performance. IBM shall pay for such training at the rates specified in the Statement of Work for the job descriptions of the employees providing such training. Contractor shall ensure that it continues to meet all performance and quality requirements specified in the Statement of Work throughout such training period.

--------------------------------------------------------------------------------
3.8 Measurements

Specific measurements will be developed by the supplier and IBM to gauge performance and quality requirements. Overall areas measured will include but are not limited to:

  . Qualification of staff

  . Adherence to CMC training modules provided to Contractor as may be modified/updated from time to time by IBM

  . Customer satisfaction

  . Quality control

    - Call Hold time less than 10 seconds on average

    - SESA calls greater than 99.7%

    - Accuracy in taking calls greater than 99.0%

    - Under 2% abandonment rate

    - Minimal CMCALERTS and Customer Situation Information System (CSIS) incidents (actual formula to be determined)

    - Average 32 complete SESA surveys per day per headcount

    - Failure to meet any of the measurements identified in this Section, as modified, shall be deemed material breach of this Agreement. However, Contractor shall have one hundred and twenty (120) days from the date hereof to meet those measurements that are currently not being met by the CMC's before this provision will take effect with respect to measurements.

--------------------------------------------------------------------------------
3.9 Acceptance Criteria

Initial acceptance will depend on evaluation of the vendor's ability to meet the scope defined in this document. Key criteria that will be reviewed includes but not limited to:

 . Cost

 . Quality

 . Management

--------------------------------------------------------------------------------
3.10 IBM Responsibilities

IBM is responsible for the following:

 . Existing CMC Processes and Procedures

 . IBM Site Safety, Security and personnel conduct policies

 . Hardware/Software/Tools as described below (IBM Business use only)

 . Office facilities in Dallas and Atlanta Call Management Centers

 . Personal shared workstation and required software

 . Phone, headset, and phone system

 . Access to required systems/tools

   - NSS
   - OASIS
   - RETAIN
   - VM
   - HONE
   - IS
   - AUTOQUALITY if used
   - P&Q REVIEW if used
   - PRMS
   - CSIS

 . Access to any additional required equipment

 . Badge access to assigned location

Note: The Contractor shall follow the practices, procedures and priorities of IBM in the use of IBM equipment, systems, and tools.

--------------------------------------------------------------------------------
3.11 Contractor Responsibilities

The Contractor is responsible for the following:

 . Answer customer requests in a timely, professional, and accurate manner

 . Monitor quality using the Autoquality System or an equivalent system.

 . Perform entitlement on service requests

 . Ensure operating processes and procedures are accurately followed

 . Assist in updating these processes and procedures as required

 . Update customer database records

 . Ensure skill requirements are met, maintained and updated

 . Provide effective management of personnel and workload

 . Train any additional personnel required after initial training

 . Support and adhere to ISO9000 registration when complete and all other CMC quality programs (Contractor personnel will talk to ISO9000 auditors when asked)

 . Evaluate work performance and increase or decrease to allow for efficiencies or increased workload at IBM's approval

 . Contractor shall supply for IBM's review and approval, transition and implementation plans to meet targets

 . Contractor management is expected to have regular status meetings and provide written reports regularly

 . Adhere to IBM Site Safety, Security and personnel conduct policies

 . Define process which manages new requirements from IBM

 . Monthly Quality updates and action plans

--------------------------------------------------------------------------------
3.12 Rate Schedule

Table 2. Rate Schedule - Atlanta

Job Description                        $/HR              $/HR
                                    Pay Rate          Bill Rate

 Customer Service Rep.                  ****               ****

 SESA Coordinator                       ****               ****

 Customer Service Trainee*              ****               ****

 Senior Customer Service Rep.           ****               ****

 Training Specialist                    ****               ****

 Team Leader                            ****               ****

 Receptionist                           ****               ****

 Graphics Coordinator                   ****               ****

 Operations Support Manager             ****               ****

Table 3. Rate Schedule - Dallas

 Job Description                        $/HR              $/HR
                                     Pay Rate          Bill Rate
 Customer Service Rep.                 ****               ****

 SESA Coord.                           ****               ****

 Customer Service Trainee*             ****               ****

 Senior Customer Service Rep.          ****               ****

 Training Specialist                   ****               ****

 Team Leader                           ****               ****

 Receptionist                          ****               ****

 Graphics Coordinator                  ****               ****

 Operations Support Manager            ****               ****

 . Notes

 -- *CSR Trainee rate is based upon a **** reduction from the regular rate. This rate shall apply for the first thirty days of employment.

 -- IBM shall pay overtime at a rate of **** of the regular pay rate.

 -- Pay rate plus **** percent uplift equals the bill rate.

 -- It is IBM's intent to reimburse for "productive" hours worked. Contractor should plan on invoicing IBM for actual hours worked at the call center location. Vacation/sick and other time away from the job should be absorbed in overhead.


**** Confidential treatment is being requested for these portions of this agreement.

 -- Contractor will submit invoices bi-weekly (occurring every two (2) weeks).

 -- IBM shall pay shift premium at a rate of **** for 2nd shift and a rate of **** for 3rd shift. 2nd Shift rates will be paid to employees with start times between 12:00PM and 10:00PM and 3rd shift rates will be paid to employees with start times between 10:00PM and 4:00AM. There will be no weekend premiums paid.

 -- IBM shall pay Holiday pay at a rate of **** of the regular pay. Those holidays include the nationally recognized days associated with New Years, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The above rates shall be fixed for the first twelve (12) month period and may be revised annually on the anniversary of the effective date of this Agreement.
Any rate increases shall not exceed **** percent over the rates for the preceding twelve (12) month period.

--------------------------------------------------------------------------------
3.13 Glossary of Terms


 AUTOQUALITY    System used in recording live customer calls for monitoring purposes

 CMC       (Call Management Center)- The two Centers located
        in Dallas and Atlanta

 CMCALERT       Vehicle our internal customers use to communicate problems to the CMC.

 CSIS     (Customer Situation Information System) - Customer
        complaint system

 ENTITLEMENT    The process of ensuring customers are entitled to receive
        warranty or maintenance service from IBM.

 FASTTRAK       Vehicle the CMC uses to communicate problems to the field.

 FINDERS        Maintenance program in which field representatives
         call the CMC when they find a machine does not have a maintenance agreement.

 HONE           (Hands-On Network Environment) - Repository of
         IBM marketing information.

  IS            (Information Systems) Systems that store pertinent
         customer account information such as inventories.

  ISO9000       ISO standards which identify the requirements for
         an effective quality management system.

  QRT           (Quality Response Time) - The measurement of hold
         times within the CMC

  NSS           (National Service System) - System used to receive
         and assign service calls

  OASIS         (Order and Service Information System ) System used to

                                            Attachment A: Statement of Work   29

**** Confidential treatment is being requested for these portions of this agreement.

                                                   Service Agreement Number 2165

         receive assign customer calls.

 P&Q REVIEW     System used to track results in the monitoring process

 RECEIVE CALL   The process of receiving a request from a customer.

 RETAIN      (Remote Technical Assistance Network) - IBM's
        world-wide database storing customer problem records.

 TRAILER CALL   The process used to measure external customer's
        satisfaction with the way their call was handled.

 VM       (Virtual Machine) - IBM mainframe operating system.

-----------------------------
4.0 Travel Expense Guidelines

IBM shall reimburse you in accordance with the following guidelines for reasonable & actual travel and living expenses authorized in advance by IBM in writing and incurred solely in connection with services furnished under this Agreement. Your employees should exercise reasonable cost effectiveness when incurring these expenses.

4.1.1 Expense Account Details

1. Expense accounts are to be submitted to you by your employees immediately upon return from a business trip. Actual daily expenses must be reported to you under the applicable expense category. All reimbursable expenses for a given period are to be included on one expense account.

2. When reporting expenses, the following information is required:

    A. dates of departure and return for each trip;

    B. travel departure point and destination,

    C. name of the IBM employee who authorized the trip;

    D. business reason for the travel;

    E. people met and business conducted;

    F. a statement that no reimbursement is due whenever expenses are not claimed for any workday your employee is on travel status; and

    G. explanation of out-of-the-ordinary amounts claimed; e.g., name(s) of individual(s) attending a luncheon if they have not paid for their own portion and claimed it individually.

4.1.2 Receipts

1. An itemized receipt (copy acceptable with original retained by you) must substantiate lodging costs, airline travel, rental car and all other expenditures of twenty-five dollars ($25.00) or more. The receipt must show the amount, date, place and nature of the expense. The receipts must be attached to, and submitted with, the expense account. Reimbursement for airline travel requires a copy of the actual airline passenger coupon receipt.

2. Reimbursement for car rental requires a copy of the actual car rental agreement.

4.1.3 Transportation

1. Only the most economical airline accommodations, e.g., economy, coach, tourist, excursion, discount and shuttle flights are to be used. Other airline accommodations, e.g., first and business class air fare WILL NOT be reimbursed unless specifically approved by IBM in advance. Travel should be planned to take advantage of any possible discount fares. Air travel will be reimbursed only for that portion thereof which is directly related to the services being performed under this Agreement.

2. Rail or bus travel will be reimbursed for regular coach class. Such travel is not to exceed one day. Any additional days actually used in making the trip will be considered nonreimbursable, personal business.

3. Ground transportation will be reimbursed for taxi, bus or car rental. Actual tolls and parking fees incurred will be reimbursed.

4. Use of personal automobiles to fulfill approved travel obligations under this Agreement (not applicable to normal commutation) shall be reimbursed at the rate of twenty-seven-and-a-half ($.275) cents per mile, for the most direct, practical route to the business destination. Your employees have the responsibility to maintain a "Weekly Mileage Log" which will be submitted as an attachment to your invoice. If more than one person travels in the same automobile, only your employee responsible for the automobile will be reimbursed.

5. IBM will not reimburse you for normal commutation expenses.

4.1.4 Lodging and Meals

1. IBM will reimburse reasonable and actual lodging and meal expenses incurred while traveling on approved business. Commercial type accommodations and rates are to be requested at all times.

2. When guaranteed reservations have been made and plans change, the reservation should be

                                                    Travel Expense Guidelines 31

                                                   Service Agreement Number 2165
   canceled in time to avoid being charged for the room.

3. Room expense, including tax, is to be entered on the expense account by day, and the hotel bill is to be attached to the expense account. Charges on the hotel bill for other than lodging are to be entered by day under their proper classifications.

4. IBM will reimburse reasonable and actual meal expense. When possible each individual is to pay for his/her own meal.

5. Should an occasion arise where one person pays for more than his/her own meal, the name(s) of the person(s) are to be written on the expense account and the explanation noted as to the business reason for the expense. Alcoholic beverage expenses are not reimbursable.

4.1.5 Personal Expenses

1. IBM will not reimburse personal expenses. If expenses of a personal nature, including hotel shop purchases, laundry, valet, non-business telephone calls, movie charges, health club use, alcoholic beverages, sundry items, are charged against the room, the amount so charged is to be deducted from the invoice presented to IBM.

2. Business telephone calls made in IBM's behalf by your employees while traveling on approved IBM business will be reimbursed. If your employees are at an IBM location, business calls should be made at that location, utilizing IBM tie-lines and WATS lines, when possible. When your employees charge business calls to their home telephone numbers or personal telephone credit cards, the detailed telephone company bill is to be attached to the expense account if the aggregate total is twenty-five dollars
   ($25.00) or more.

3. IBM will reimburse reasonable and actual gratuities disbursed for business purposes by your employees while traveling on approved IBM business.

                                          Amendment to Service Agreement Between
                                     International Business Machines Corporation
                                                                             and
                                              Computer Generated Solutions, Inc.




                                                               February 06, 1996

                                             Contact: Nancy Hiatt @ 303-924-5396

                                            IBM Integrated Procurement Solutions
                                                           6300 Diagonal Highway
                                                                  P. O. Box 1900
                                                    Boulder, Colorado 80301-9191
                                                                Department: PRB1
                                                                  Building: 001H

                                                   Service Agreement Number 2165

Service Agreement Number 2165
--------------------------------------------------------------------------------
Amendment # 01

This document shall constitute a formal amendment to Service Agreement Number 2165 dated October 04, 1995.

Section 3.0 Statement of Work

Amend Sections 3.5 "Job Descriptions" and 3.12 "Rate Schedule" to read per the enclosed revised Statement of Work.

Except as hereby amended, all other terms and conditions of this Agreement shall remain in full force and effect as written.

If you agree with the above modifications, this document shall constitute an Amendment to Agreement Number 2139. Please indicate your agreement by signing both copies of this document and returning one copy to IBM Corp., 6300 Diagonal Hwy., Boulder, CO 80301, Attention Nancy Hiatt, Dept. PRB1, Bld. 001H.

In witness whereof, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

International Business          Computer Generated Solutions, Inc.
Machines Corporation

                                By:
                                        -----------------------

/s/ G. H. Tamura 2/6/96         Title:
                                        -----------------------

G. H. Tamura                    Date:
Location Procurement Manager            -----------------------

Service Agreement Number 2165
-----------------------------------
3.0 Attachment A: Statement of Work

--------------------------------------------------------------------------------
3.1 Project Description

When an IBM customer requires assistance, they place a request call through the Call Management Centers (CMCs). That call is taken by a Customer Service Representative (CSR) employee and entered into the appropriate system for assignment. These calls are taken for a variety of customers on a variety of customized applications.

The Contractor Customer Service Representative (CSR) works directly with IBM's customers, IBM's Customer Service Engineers (CE) and IBM's internal support organizations. It is expected that the CSR will be courteous and professional at all times. They must be able to communicate clearly and effectively by phone while being complete, accurate and timely in gathering required information. In addition, they must provide navigational and informational services to customers who require additional service or information within the IBM support network. They are expected to search various databases, make appropriate updates, and maintain those databases within a specified criteria. In addition, each CSR is expected to adhere to the quality processes currently in place which measure timeliness, accuracy, and professionalism. See Section 3.9 for acceptance criteria.

It is the goal of the CSR team to become a single point of value for each call received. That value may include, but is not limited to, information sharing, information gathering, product entitlement and call navigation. We anticipate the role of this function will continue to expand as more business opportunities are identified. It is vital that the Contractor be flexible in meeting the requirements of these future opportunities.

Contractor agrees that, by October 30, 1995, Contractor shall have hired at least 90% of the supplemental employees currently employed by IBM in each of the Atlanta and Dallas Call Management Centers for the positions listed in
Section 3.2 of this Statement of Work. The failure of Contractor to comply with this paragraph shall permit IBM to immediately cancel this Agreement at IBM's sole discretion and with no liability on the part of IBM.

--------------------------------------------------------------------------------
3.2 Manpower

The estimated number of personnel required to perform each task is listed below, however, the number of personnel may change with the written concurrence of the IBM Coordinator and Contractor Supervisor. Job descriptions are provided in
Section 3.5.

                                                  Service Agreement Number 2165

Table 1. Estimated Headcount

Job Description                                  Atlanta       Dallas

 Customer Service Representative                    ****        ****

 SESA Coordinator                                               ****

 Senior Customer Service Representative             ****        ****

 Training Specialist                                ****        ****

 Team Leader                                        ****        ****

 Receptionist                                       ****        ****

 Graphics Coordinator                               ****        ****

 Operational Support Manager                        ****        ****

--------------------------------------------------------------------------------
3.3 Work Schedules

The following identifies the work schedules:

  . The CMC's operate 24 hours per day, 7 days per week

  . Holiday work will be required

  . Overtime may be required

--------------------------------------------------------------------------------
3.4 Skill Requirements

The following list outlines the general skills required to perform all job descriptions listed in this section:

  . Very good verbal communication skills which are clear, understandable and precise

  . Be professional and courteous at all times

  . Above average typing skills

  . Good listening skills

  . Above average reading comprehension skills

  . Learn and follow procedures

  . Strong customer service skills and temperament which includes diffusing upset customers.

  . Administrative and organizational skills

  . Multiplexing skills

  . Knowledge of OS/2

  . Freelance skills for graphics person

  . Computer navigation skills

  . Telephone handling skills




20 Amendment #01


**** Confidential treatment is being requested for these portions of this agreement.

Service Agreement Number 2165

--------------------------------------------------------------------------------
3.5 Job Descriptions

The following job descriptions serve only as guide as to the types of responsibilities within each job category. They are subject to change at any time by the IBM Coordinator.

1. Customer Service Representative (CSR)

   Position Concept: As the initial customer contact for IBM service, the CSR's professional communications and ultimate decision making responsibility directly impact IBM customers' degree of service delivery satisfaction. Effective communication of service offerings and efficient execution of the call process facilitates the request for service. The CSR must extract pertinent call information from the customer to ensure the service request is handled timely and properly. Service delivery concerns are proactively communicated to appropriate escalation levels. CSRs utilize the applicable system to record information and assign calls to the appropriate service representative or organization. They must remain knowledgeable of new service offerings and call procedures. In addition, the CSR may be required to research customer entitlement, navigate informational requests, take Hardware/Software service calls, and all other service offerings.

Responsibilities

 . Receive customer request for service. Be thoroughly knowledgeable of current service offerings, billable information, and entitlement process. Question customer to obtain product service and entitlement options to properly assign provider of service and determine urgency of request. Take personal ownership of each call received and aggressively seek to improve customer satisfaction.

 . Utilize resource materials in directing customer inquiries that are not service related. Inform appropriate contact of information changes. Be thoroughly knowledgeable of resource materials and give assistance when required. Escalate unresolved inquiries.

 . Navigate informational and procedural calls as required.

 . Be thoroughly knowledgeable and assist with backup procedures when required.

 . Maintain a working knowledge of special operating procedures relating to critical customers.

 . Be thoroughly knowledgeable of special operating procedures to interface with external providers of service (Customized Operational Service, Multi Vendor Support (MVS), etc.). Ensure special operating procedures are understood and adhered to.

 . Recognize customer complaints that need to be escalated. Demonstrate quality communication skills and exhibit high level of professionalism and extreme sensitivity to customer satisfaction. Follow appropriate procedures and use good judgement in reporting complaints.

 . Identify any data base discrepancies or omissions (i.e., prescreens, alias) and notify appropriate resource (i.e., NSS, CAD, OASIS, RETAIN).

 . Use courtesy, tact and discretion in all communications with customers, vendors and IBM personnel. Utilize good judgment to inform manager of potential problems.

 . Maintain knowledge and operation of all CSR equipment. Utilize basic problem determination and follow reporting procedures

 . Follow internal IBM telephone etiquette guidelines.

 . Perform entitlement on service contracts when required.

 . Input Finders requests when notified by the field.

2. Commercialization Coordinator

   Position Concept: As the initial customer contact for Call Management Services, the CSR's professional communications and ultimate decision making responsibility directly impact IBM's customers' degree of


                                              Attachment A: Statement of Work 21

                                                   Service Agreement Number 2165

   service delivery satisfaction. Effective communication of service offerings and efficient execution of the call process facilitate the request for service. The CSR must extract pertinent call information from the customer to ensure the service request is handled timely and properly. Service delivery concerns are proactively communicated to appropriate escalation levels. CSRs utilize the applicable system to record information and assign calls to the appropriate service representative or organization. They must remain knowledgeable of new service offerings and call procedures.

Responsibilities

 . Receive customer request for service. Be thoroughly knowledgeable of current service offerings, billable information, and entitlement process. Question customer to obtain product service and determine urgency of request. Take personal ownership of each call received and aggressively seek to improve customer satisfaction.

 . Utilize resource materials in directing customer inquires that are not service related. Inform appropriate contact of information changes. Be thoroughly knowledgeable of resource materials and give assistance when required. Escalate unresolved inquires.

 . Navigate informational and procedural calls as required.

 . Be thoroughly knowledgeable and assist with backup procedures when required.

 . Maintain a working knowledge of special operating procedures relating to critical customers.

 . Recognize customer complaints that need to be escalated. Demonstrate quality communications skills and exhibit high level of professionalism and extreme sensitivity to customer satisfaction. Follow appropriate procedures and use good judgment in reporting complaints.

 . Identify any data base discrepancies or omissions (i.e., prescreens, alias) and notify appropriate resource (i.e., EUS, RETAIN, CLARIFY, MAAS).

 . Monitor on a daily basis group activity and ensure the efficient utilization of personnel.

 . Ensure that activity is centered on the handling of incoming service request during periods of greatest need as indicated by ACD information.

 . Provide training to trainees, associates and less experienced CSRs.

 . Support management in the implementation and operation of existing and new procedures.

 . Prepare special reports at management direction.

 . Make recommendations to enhance operations.

 . Use courtesy, tact and discretion in all communications with customers, vendors and IBM personnel. Utilize good judgment to inform manager of potential problems.

 . Maintain knowledge and operation of all CSR equipment. Utilize basic problem determination and follow reporting procedures.

 . Follow internal IBM telephone etiquette guidelines.

3. SESA Coordinator

   Position Concept: Is responsible for making follow-up survey calls to customers concerning their satisfaction with a specific process. The coordinator will extract all pertinent information through a database provided and complete a preset number of surveys per day. That preset number is described in Section 3.8, Measurements.

Responsibilities

 . Obtains pertinent information from required databases.

 . Makes outgoing calls to customer contacts provided by IBM internal databases



22 Amendment #01

Service Agreement Number 2165



    . Demonstrates courtesy, tact and discretion in communications, so as to present a favorable company image

    . Input customer comments and survey results so that they match the opinions of the customer

    . Make internal phone audits and record results as required

    . Escalate customer complaints using established processes

4. Finders Customer Service Coordinator

   Position Concept: To provide maintenance and inventory assistance to Technology Service Support (TSS), Customer Service Representatives (CSR), and Availability Service Customer Engineers (CE). The coordinator will research inventory databases and communicate billing information to CEs, TSSs, and CSRs. Coordinators will maintain a close relationship with all Customer Support Offices (CSO). Accuracy and professionalism are vital to the success of the Finders program. The Finders coordinator will ensure proper inventory corrections and maintenance updates occur in a timely and effective manner. Coordinators will escalate all CSR, CE, and field manager concerns to the appropriate senior, team leader, or manager.

   Responsibilities

    . Receive CSR and CE requests to research and correct customer inventory and maintenance discrepancies.

    . Search databases, i.e., ISI, SPIF, HONE, VM, and NSS for contact and billing information.

    . Process Finders requests for inventory discrepancies and updates, and forward to appropriate maintenance processing departments.

    . Notify CE and CSR when request is complete.

    . Using BILLMAPS and CETRACK, track and ensure all Finders logs are updated and closed in a timely and accurate manner.

    . Provide status of logs to CSR, CE, or field manager upon request.

    . Escalate to appropriate CSR when log closure objectives are not met.

    . Provide assistance with:

      --  M/A Rates

      --  Billing Rates

      --  Billable Activity (B/A) Codes

      --  Hourly Service Document and Hourly Service Invoice information.

    . Handle incoming Call Entitlement Team (CET) calls and warm transfer when needed.

    . Maintain knowledge of all databases and processes used in Finders.

    . Navigate informational and procedural call as required.

    . Use courtesy, tact, and discretion in all communications with customers, vendors, and IBM personnel. Exhibit a high level of professionalism and use good judgment to inform manager of potential problems.

5. Senior Customer Service Representative

   Position Concept: Provide leadership to CSRs and be focal person for operational questions. Maintain expert knowledge of customer service duties and review/monitor to ensure procedures are followed. Aggressively monitor NSS in order to recognize and handle potential service delivery concerns. Take a pro-active role in identifying and resolving customer satisfaction inhibitors. Implement a strategy with other seniors and team leaders to maintain balanced workload for customer hold times. Offer first level


                                             Attachment A: Statement of Work  23

                                                   Service Agreement Number 2165

  of escalation to CSRs for customer complaint situations. Evaluate training. Maintain expert knowledge of all CSR responsibilities. Prepare regular and special reports for IBM. Maintain expert knowledge of backup system procedures. Perform CSR duties as required.

  Responsibilities

   . Become an expert resource for CSRs and assist in interpreting current service offerings, billable information and entitlement process. Administer training as required. Enhance customer satisfaction through personal ownership of identified problems and aggressively seek resolution. Escalate when appropriate.

   . Monitor/review receive call activity and pro-actively identify potential customer situations.

   . Become an expert in call management criteria, measurement objectives, and special programs. Identify problems when objectives will not be met and make recommendations to the management team.

   . Maintain an expert knowledge of resource materials utilized to direct customers' inquiries that are not service related. Act as a resource and focal escalation point for unresolved inquiries and updating resource materials. Responsible for timely follow-up and extreme responsiveness to customer inquiries.

   . Maintain expert knowledge of system backup procedures and initiate when required. Ensure each CSR has backup and that current backup materials are readily available. Resolve CSR difficulty in obtaining system backup and escalate if necessary.

   . Maintain expert knowledge in and ensure that special operating procedures are followed to interface with external providers of service. Provide CSR training and assistance when necessary.

   . Review, maintain, and ensure an accurate database using branch office input. Ensure database integrity and update procedures are followed. Responsible to coordinate database activity. Recommend solutions to database problems and implement.

   . Handle customer complaints effectively and recognize need for escalation.
     Follow appropriate procedures and exercise good judgement in escalation and resolving complaints. Maintain records.

   . Demonstrate courtesy, tact, and discretion in all communications with customers, vendors, and IBM personnel. Exhibit a high level of professionalism at all times. Utilize good judgement informing management of potential problems. Set example and give guidance to CSCs as required.

   . Provide work direction and support to CSRs for the implementation of special programs and for the short-term solution of temporary workload imbalances. Maintain CSR lunch schedules and track vacation. Ensure CSR coverage.

6. Training Specialist

   Position Concept: Provides training of suppliers personnel.

   Responsibilities

    . Provide training and assistance as required. Update training materials and conduct training seminars for CSR when needed. Evaluate training and make recommendations to management and assist with training difficulties.

    . Maintain thorough knowledge of and be able to operate all CSR workstations and ACD agent equipment. Follow correct problem determination and reporting procedures. Utilize good judgement when following the correct escalation procedures.

7. Team Leader

   Position Concept: Serves as a "functional" leader in an environment where employee to management ratios make it difficult to prioritize and balance workload and maintain a high level of operational efficiency.

   Responsibilities


24 Amendment #01

Service Agreement Number 2165

    . Operates complex office systems to prepare correspondence, foils, and documents.

    . With minimal management assistance, coordinate flow and prioritize "team" workload.

    . Balances workload; ensuring coverage and a high level of operational efficiency.

    . Drives team quality measurements.

    . Monitors services support activity and exposures.

    . Develops and implements internal customer satisfaction plans and programs.

    . Ensures team self-assessment audits are conducted and based on outcomes recommends corrective action plan to management.

    . Coordinates meetings, training and other workload inhibitors.

    . Maintains a high level of systems expertise for required business area.

    . Assumes additional responsibilities as required.

8. Receptionist

   Position concept - Answers the "must answer" line in the Call Management Center while controlling entry to the branch office and receiving visitors.

   Responsibilities

    . Greets, ascertains pertinent information, and registers visitors. Helps identify, locate and contact persons to be visited. Gives internal and external directions. Ensures that no one is detained in the reception area beyond a reasonable length of time.

    . Answers the "must answer" line in the Call Management Center. Pages person to be contacted when appropriate or navigates the call to the requested function. Ensures callers are greeted professionally, given the proper information and not left on hold longer than the IBM standard.

    . Collects and distributes mail from/to the CMC personnel.

    . Ensures only authorized persons are permitted into the facility and ensures escorts are provided when necessary. Reports security concerns to appropriate Contractor/IBM management.

    . Handles special situations such as outside solicitations, providing information about employees, etc., in accordance with company policies and practices.

    . Demonstrate courtesy, tact and discretion in communications, so as to present a favorable company and site image.

    . As required, initiates and maintains appropriate files and reports.

    . Perform other administrative tasks such as typing, filing, scheduling conference rooms, conference rooms, ordering supplies, updating the organizational chart and updating calendars.

    . Back-up branch secretary when required.

    . Work requests will be received from IBM personnel

    . Perform other duties as assigned.

9. Graphics Coordinator

   Position Concept: Is responsible for creating and updating quality process and presentation charts on a timely basis. Primarily uses Lotus Freelance as the software on a PS/2 type machine. Will operate equipment associated with producing high-quality charts such as printers and plotters.

   Responsibilities

    . Operates basic graphics equipment and programs.


                                             Attachment A: Statement of Work  25

                                                   Service Agreement Number 2165

     . Tracks due dates on process charts.

     . Updates and distributes process charts monthly.

     . Provides assistance for other presentation charts.

     . Performs other duties, as assigned.

     . Maintains softcopies of all charts created.

     . Ensures equipment used is maintained and usable.

     . Work requests will be received from IBM personnel

10. Operational Support Manager (OSM)

    Position Concept: Is the first line manager responsible for resource planning and operational support in the CMC.

    Responsibilities

 . Interprets IBM's policies, practices and procedures for territory.

 . Maintains effective performance planning, counseling, evaluation and development programs to properly evaluate employee performance and to enhance career growth.

 . Analyze performance of functions within areas of responsibility. Makes recommendations for operational enhancements and implements action as appropriate.

 . Works closely with IBM as an interface to ensure high levels of performance, productivity and customer satisfaction.

 . Determines manpower requirements and develops plans for area of responsibility.

 . Analyzes financial performance and recommends a course of action to IBM.
  Maintains control of direct expense involved with operation of assigned area.

 . Organizes and conducts frequent department meetings. Makes presentations on areas of responsibility in branch meetings.

 . Responsible for records retention management and compliance and security for all pertinent documents.

 . Assumes additional responsibilities as required.

--------------------------------------------------------------------------------
3.6 Training

1. Initial process training for contract initiation will be provided by IBM. Any new product training deemed necessary by IBM will be provided by IBM. The Contractor's training specialist will then assume responsibility for on-going training and orientation of new and replacement personnel at the training rate.

2. Contractor shall have sufficient personnel trained to ensure that quality of service is met throughout the term of this Agreement. IBM shall pay for this training only if conducted during the employee's first thirty (30) days of work under this Agreement and at the Customer Service Trainee rate specified in Section 3.12. This payment shall not exceed a percentage of the total productive time billed. This percentage shall be determined by IBM and the Contractor after the initial training of personnel under this Agreement.


26 Amendment #01

Service Agreement Number 2165



--------------------------------------------------------------------------------
3.7 Transitional Training

In the event of cancellation or at the expiration of this Agreement, Contractor agrees to provide a minimum of fifteen (15) days transitional training to a supplier to be specified by IBM if other than Contractor. Said training shall be conducted by an adequate number of Contractor employees to ensure continuity of service at a competent level of performance. IBM shall pay for such training at the rates specified in the Statement of Work for the job descriptions of the employees providing such training. Contractor shall ensure that it continues to meet all performance and quality requirements specified in the Statement of Work throughout such training period.

--------------------------------------------------------------------------------
3.8 Measurements

Specific measurements will be developed by the supplier and IBM to gauge performance and quality requirements. Overall areas measured will included but are not limited to:

 . Qualification of staff

 . Adherence to CMC training modules provided to Contractor as may be modified/updated from time to time by IBM

 . Customer satisfaction

 . Quality control

  --  Call Hold time less than 10 seconds on average

  --  SESA calls greater than 99.7%

  --  Accuracy in taking calls greater than 99.0%

  --  Under 2% abandonment rate

  -- Minimal CMCALERTS and Customer Situation Information System (CSIS) incidents (actual formula to be determined)

  --  Average 32 complete SESA surveys per day per headcount

  -- Failure to meet any of the measurements identified in this Section, as modified, shall be deemed material breach of this Agreement. However, Contractor shall have one hundred and twenty (120) days from the date hereof to meet those measurements that are currently not being met by the CMC's before this provision will take effect with respect to measurements.

--------------------------------------------------------------------------------
3.9 Acceptance Criteria

Initial acceptance will depend on evaluation of the vendor's ability to meet the scope defined in this document. Key criteria that will be reviewed includes but not limited to:

 . Cost

 . Quality

 . Management



                                              Attachment A: Statement of Work 27

                                                   Service Agreement Number 2165

--------------------------------------------------------------------------------
3.10 IBM Responsibilities

IBM is responsible for the following:

 . Existing CMC Processes and Procedures

 . IBM Site Safety, Security and personnel conduct policies

 . Hardware/Software/Tools as described below (IBM Business use only)

 . Office facilities in Dallas and Atlanta Call Management Centers

 . Personal shared workstation and required software

 . Phone, headset, and phone system

 . Access to required systems/tools

  -- NSS
  -- OASIS
  -- RETAIN
  -- VM
  -- HONE
  -- IS
  -- AUTOQUALITY if used
  -- P&Q REVIEW if used
  -- PRMS
  -- CSIS

 . Access to any additional required equipment

 . Badge access to assigned location

Note: The Contractor shall follow the practices, procedures and priorities of IBM in the use of IBM equipment, systems, and tools.

--------------------------------------------------------------------------------
3.11 Contractor Responsibilities

The Contractor is responsible for the following:

 . Answer customer requests in a timely, professional, and accurate manner

 . Monitor quality using the Autoquality System or an equivalent system.

 . Perform entitlement on service requests

 . Ensure operating processes and procedures are accurately followed

 . Assist in updating these processes and procedures as required

 . Update customer database records

 . Ensure skill requirements are met, maintained and updated

 . Provide effective management of personnel and workload

 . Train any additional personnel required after initial training

 . Support and adhere to ISO9000 registration when complete and all other CMC quality programs (Contractor personnel will talk to ISO9000 auditors when asked)

28  Amendment #01

Service Agreement Number 2165

 . Evaluate work performance and increase or decrease to allow for efficiencies or increased workload at IBM's approval

 . Contractor shall supply for IBM's review and approval, transition and implementation plans to meet targets

 . Contractor management is expected to have regular status meetings and provide written reports regularly

 . Adhere to IBM Site Safety, Security and personnel conduct policies

 . Define process which manages new requirements from IBM

 . Monthly Quality updates and action plans

--------------------------------------------------------------------------------
3.12 RATE SCHEDULE

--------------------------------------------------------------------------------
Table 2. Rate Schedule - Atlanta
--------------------------------------------------------------------------------
 JOB DESCRIPTION                             $/HR          $/HR
                                            PAY RATE      BILL RATE
--------------------------------------------------------------------------------
 Customer Service Rep.                       ****          ****

 Commercialization                           ****          ****

 Customer Service Trainee*                   ****          ****

 Finders                                     ****          ****

 Senior Customer Service Rep.                ****          ****

 Training Specialist                         ****          ****

 Team Leader                                 ****          ****

 Receptionist                                ****          ****

 Graphics Coordinator                        ****          ****

 Operations Support Manager                  ****          ****
--------------------------------------------------------------------------------



                                          Attachment A: Statement of Work  29



**** Confidential treatment is being requested for these portions of this agreement.

                                                   SERVICE AGREEMENT NUMBER 2165

--------------------------------------------------------------------------------
 Table 3. Rate Schedule - Dallas
--------------------------------------------------------------------------------
 JOB DESCRIPTION                             $/HR          $/HR
                                            PAY RATE      BILL RATE
--------------------------------------------------------------------------------
 Customer Service Rep.                       ****            ****

 SESA Coord.                                 ****            ****

 Customer Service Trainee*                   ****            ****

 Finders                                     ****            ****

 Senior Customer Service Rep.                ****            ****

 Training Specialist                         ****            ****

 Team Leader                                 ****            ****

 Receptionist                                ****            ****

 Graphics Coordinator                        ****            ****

 Operations Support Manager                  ****            ****
--------------------------------------------------------------------------------

 .  Notes

-- *CSR Trainee rate is based upon a **** reduction from the regular rate. This rate shall apply for the first thirty days of employment.

-- IBM shall pay overtime at a rate of **** of the regular pay rate.

-- Pay rate plus **** percent uplift equals the bill rate.

-- It is IBM's intent to reimburse for "productive" hours worked. Contractor should plan on invoicing IBM for actual hours worked at the call center location. Vacation/sick and other time away from the job should be absorbed in overhead.

-- Contractor will submit invoices bi-monthly (occurring twice a month).

-- IBM shall pay shift premium at a rate of **** for 2nd shift and a rate of **** for 3rd shift. 2nd Shift rates will be paid to employees with start times between 12:00PM and 10:00 PM and 3rd shift rates will be paid to employees with start times between 10:00PM and 4:00AM. There will be no weekend premiums paid.

-- IBM shall pay Holiday pay at a rate of **** of the regular pay. Those holidays include the nationally recognized days associated with New Years, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

-- Overtime will be reimbursed at a maximum of **** of Total Regular number of hours authorized per billing cycle.

-- No other overtime or premium rate will be paid without the prior approval of the IBM Contract Manager.

The above rates shall be fixed for the first twelve (12) month period and may be revised annually on the anniversary of the effective date of this Agreement. Any rate increases shall not exceed **** over the rates for the preceding twelve
(12) month period.

30  Amendment #01


**** Confidential treatment is being requested for these portions of this agreement.

Service Agreement Number 2165

--------------------------------------------------------------------------------
3.13 Glossary of Terms

AUTOQUALITY System used in recording live customer calls for monitoring purposes

CMC   (Call Management Center)- The two Centers located in Dallas and Atlanta

CMCALERT  Vehicle our internal customers use to communicate problems to the CMC.

CSIS  (Customer Situation Information System) - Customer complaint system

ENTITLEMENT   The process of ensuring customers are entitled to receive
      warranty or maintenance service from IBM.

FASTTRAK   Vehicle the CMC uses to communicate problems to the field

FINDERS   Maintenance program in which field representatives call the CMC when they find a machine does not have a maintenance agreement.

HONE  (Hands-On Network Environment) - Repository of IBM marketing information.

IS (Information Systems) Systems that store pertinent customer account information such as inventories.

ISO9000   ISO standards which identify the requirements for an effective quality management system.

QRT   (Quality Response Time) - The measurement of hold times within the CMC

NSS   (National Service System) - System used to receive and assign service calls

OASIS (Order and Service Information System) System used to receive assign customer calls.

P&Q REVIEW   System used to track results in the monitoring process

RECEIVE CALL   The process of receiving a request from a customer.

RETAIN (Remote Technical Assistance Network) - IBM's world-wide database storing customer problem records.

TRAILER CALL   The process used to measure external customer's satisfaction with the way their call was handled.

VM   (Virtual Machine) - IBM mainframe operating system.


                                             Attachment A: Statement of Work  31

                                                   Service Agreement Number 2165






32 Amendment #01

                                          Amendment to Service Agreement Between
                                     International Business Machines Corporation
                                                                             and
                                              Computer Generated Solutions, Inc.

                                                                  April 02, 1996

                                          Contact: Nancy Hiatt Tel. 303-924-5396

                                            IBM Integrated Procurement Solutions
                                                           6300 Diagonal Highway
                                                                   P.O. Box 1900
                                                    Boulder, Colorado 80301-9191
                                                                Department: PRB1
                                                                  Building: 001H

                                                   Service Agreement Number 2165

--------------------------------------------------------------------------------
Amendment # 02

This document shall constitute a formal amendment to Service Agreement Number 2165 dated October 04, 1995.

Add Attachment B Statement of Work

Add Attachment B as an additional Statement of Work per the enclosed document to be performed under this Service Agreement.

Except as hereby amended, all other terms and conditions of this Agreement shall remain in full force and effect as written.

If you agree with the above modifications, this document shall constitute an Amendment to Agreement Number 2165. Please indicate your agreement by signing both copies of this document and returning one copy to IBM Corp., 6300 Diagonal Hwy., Boulder, CO 80301, Attention: Nancy Hiatt, Dept. PRB1, Bld. 001H.

In Witness whereof the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.


International Business                        Computer Generated Solutions, Inc.
Machines Corporation


                                              By:   /s/
                                                    --------------------------

/s/ G. H. Tamura      4/2/96                  Title:  President
                                                    --------------------------

G. H. Tamura                                  Date:          4/11/96
Location Procurement Manager                        --------------------------

                                                  Attachment B Statement of Work

                                                                  March 11, 1996

                                          Contact: Nancy Hiatt Tel. 303-924-5396

                                            IBM Integrated Procurement Solutions
                                                           6300 Diagonal Highway
                                                                   P.O. Box 1900
                                                    Boulder, Colorado 80301-9191
                                                                Department: PRB1
                                                                  Building: 001H

                                                   Service Agreement Number 2165

--------
Contents

1.0 Term .....................................  1
1.1 Project Description ......................  1
1.2 Responsibilities As An IBM Subcontractor..  1
1.3 Coordinators/Supervisors .................  1
1.4 Work Schedules ...........................  2
1.5 IBM Workstation Support Locations ........  2
   1.5.1 "C" Programmer Support Group,
     Atlanta .................................  2
   1.5.2 Advanced Workstation Support Center,
     Chicago..................................  2
   1.5.3 Desktop Support Center, Atlanta .....  3
   1.5.4 Network Support Center, Atlanta .....  3
   1.5.5 EUS Center, Tampa ...................  5
1.6 IBM Large Computing Support Location......  5
   1.6.1 MVS Support Group, Atlanta ..........  5
1.7 Graphics Coordinator .....................  5
1.8 Training .................................  6
1.9 Transitional Training ....................  6
1.10 Measurements ............................  6
   1.10.1 Basic Understanding ................  7
   1.10.2 Minimum Customer Satisfaction Level.  7
   1.10.3 Quality Measurements/Reporting .....  7
1.11 Acceptance Criteria......................  7
1.12 IBM Responsibilities.....................  7
1.13 CGS Responsibilities.....................  8
1.14 Rate Schedule............................  9
1.15 Glossary of Terms........................ 12



                                                                    Contents  ii

--------------------------------------------------------------------------------
1.0 Term

The term of this Statement of Work dated March 11, 1996 is effective from January 1, 1996 through December 31, 1996.

--------------------------------------------------------------------------------
1.1 Project Description

Helpdesk Services (HDS) is an IBM Workstation Support services capability, which provides helpdesk support for many hardware and software products, both IBM and non-IBM (specifics by location follow). CGS employees must be able to provide support for all of these environments.

The number of CGS employees performing tasks may change with the concurrence of both parties. This number can fluctuate based on the number of customers being supported and the cost of support from CGS as compared to alternate sources. CGS will periodically be asked to supply additional employees (either full time or part time) to meet these needs. When requesting additional CGS employees IBM will identify specific product skills which the CGS employees must possess before being assigned to work in IBM.

--------------------------------------------------------------------------------
1.2 Responsibilities As An IBM Subcontractor

CGS employees shall be responsible for:

 . Answering requests for service received via telephone from customers and providing the required information/resolution of customer issues. The requests will involve questions and/or problems related to the use, configuration, or installation of the supported products. The questions must be answered in a complete, accurate, and timely fashion.

 . Demonstrating sufficient technical knowledge of the supported products listed to provide problem determination for the customer and usage assistance to customers, and to obtain information as needed from the product vendor.

 . Demonstrating tact, sound business judgement, and good communication skills when dealing with customers, with IBM employees, and with product vendors.

 . Demonstrating effective telephone communication skills.

 . Provide efficient use and successful completion of customer requests using the call management system to handle call activity and to record symptom/fix information.

 . Utilizing call handling/routing processes and procedures established between IBM and CGS.

 . Training of CGS employees on additional products to assist IBM when workload peaks occur or when other responsibilities listed above are not being pursued.

 . Recognizing when a customer situation warrants the intervention of an IBM manager and reporting the situation immediately.

 . Maintaining an acceptable business appearance and conduct.

 . Providing technical representatives capable of delivering prompt, quality solutions as described in the "IBM Helpdesk Services Locations" section.

--------------------------------------------------------------------------------
1.3 Coordinators/Supervisors

IBM and CGS shall appoint Site Coordinators. Each party shall inform the other of the name(s) of the coordinators appointed at the date of contract execution. CGS shall appoint a Site Coordinator, who shall supervise and direct the work of CGS employees and shall handle all personnel issues. This supervisor will interface with the IBM Site Coordinator(s) and will be the focal point for all on-site CGS interaction. This CGS Site Coordinator will be provided at no additional charge.

The CGS Site Coordinator is expected to attend regularly scheduled technical meetings and reviews.

The CGS Site Coordinator is expected to review CGS employee contributions on a regular basis to ensure CGS employees are achieving the quality/productivity goals as described later in the "Quality Assurance" section. The CGS Site Coordinator will receive reports on a regular basis, detailing call activity for all CGS employees.

The CGS Site Coordinator is expected to actively assist the IBM Site Coordinator in improving overall HDS services.

--------------------------------------------------------------------------------
1.4 Work Schedules

The IBM Support Centers provide customer assistance 24 hours per day, 7 days per week. CGS must be able to fulfill all shift requirements.

Exact work hours will be determined by the IBM Site Coordinator in conjunction with CGS. CGS will be asked to supply part time employees to work 3-5 hours during "peak" workload times. Job descriptions are provided in Section 1.13.

Since IBM Support Centers operate on a 24 hours per day, 7 days per week schedule, employees, including some number of CGS employees, will be required to work on IBM designated Holidays.

--------------------------------------------------------------------------------
1.5 IBM Workstation Support Locations

The following are the current IBM locations where CGS employees are required to provide telephone assistance to remotely diagnose customer problems/questions and communicate a correct response:

1.5.1 "C" Programmer Support
Group, Atlanta

"C" Programmer

Design, develop and test programming tools written with "C". Requires strong "C" level programming skills. Prepare high level component designs from general requirement statements and provide component design documentation. Requires minimal supervision and is capable of designing drivers to test integrated modules.

Senior "C" Programmer - same as above, plus:

 . Provide technical direction a group of "C" programmers

 . Provide informal and/or formal training in areas of expertise

 . Provide debugging, PD and system assistance to application developers

 . Provide consulting and programming services on operating systems software and other areas of expertise, including database internals and system utilities


1.5.2 Advanced Workstation Support
Center, Chicago

CGS employees will have all necessary skills, knowledge and expertise to provide support on:

 . RISC/6000 Hardware Problem Determination Provide prompt, quality support for hardware and usage problems related to the RISC/6000 operating environment. Responders require one to two years experience on the RISC/6000 hardware platform, support experience, strong interpersonal skills, attention to detail, demonstrated call leadership, ability to follow center procedures, team player, and potential to qualify as an AIX/UNIX support rep.

 . MULTIVENDOR SUPPORT - Provide remote hardware and software support for UNIX platforms. Responders require two to three years experience as a UNIX Administrator, knowledge of SUN, HIP, and SCO, ability to apply administrative knowledge in a variety of environments, attention to detail, strong interpersonal skills.

 . RISC/6000 CUSTOMER CALL SCREENING - Provide hardware and software RISC/6000 and AIX call screening and problem resolution. Responders require two to three years with the RISC/AIX platform as an administrator or equivalent experience. Strong communication skills, attention to detail, ability to follow center procedures, customer orientation, sensitive to escalation process, and a team player.

 . PNID/PARTS NUMBER SERVICE - Provide remote parts number identification services to IBM customers. Responders require strong organizational and communication skills, operational knowledge of a PC, be a team player and customer focused.

1.5.3 Desktop Support Center, Atlanta

Desktop Support Representative

CGS employees will have all necessary skills, knowledge and expertise including A + Certification to:

provide assistance on and have a good working knowledge of PC, PS/2 Point of Sale terminals, and/or associated workstation equipment.

Senior Desktop Support Representative - same as above, plus:

 . Provide strong computer skills specific to the product supported

 . Provide strong problem determination skills

 . Capable of training and assisting Desktop representatives

 . Provide excellent customer service techniques

 . Possess excellent oral and written communications skills

Desktop Support Center Team Leader - This position is limited to one (l) team leader per twenty-five (25) employees within the Desktop Support Center. The team leader is expected to respond to customer/ce calls 50% of the time as describe in the position above, plus:

 . Schedule assigned resources to workload and alert IBM when available skills and/or resources will not satisfy a known engagement

 . Provide overall work direction to a team of technical resources sufficient to satisfy assigned service level objectives

 . Identify and respond to critical changes within assigned mission (technical, distribution of workload, etc.) with action plans for IBM review and implementation

 . Demonstrate ability to serve as escalation point for all critical customer calls

System Installation Technician Position Concept: Travel to various customer locations to install computer systems and disconnect existing equipment.

Responsibilities

 . Travel to customer locations based on a provided schedule

 . Unpack hardware systems and install according to procedures. Back up data from existing system. Load data to new system. Diagnose any system problem discovered during process. Disconnect existing system. Pack specified items for return.

 . Accurately complete online electronic form with the required information for the new system and the disconnected system.

 . Perform customer training on the new system.

 . Communicate any problems/discrepancies to Project Manager(s).

 . Utilize good judgement when handling any unusual situations.

 . Submit accurate labor and expense data on a timely basis.

1.5.4 Network Support Center,
Atlanta

The Network Support Center is comprised of four groups; LAN SERVICES Support, IDNX, LAN/WAN Connectivity, and Wireless/Cellular Helpdesk. The LAN Services environment is separated into three (3) skill requirements: l. Remote LAN Monitoring & Administration; 2. LAN Software - level II to perform Network Operating System (NOS) single product certification required and must be assigned workload in one of the following: Netware, Microsoft NT, Banyan, OS/2 Lanserver, etc.; and 3. LAN Software - Level II multiple NOS product certification and assigned workload. A Team Leader may be named and is limited to one (l) per twenty-five (25) employees within the Network Support Center. The team leader is expected to respond to customer/ce calls 50% of the time. Other duties are described in the job description.

1.5.4.1 LAN SERVICES SUPPORT

CGS employees will have all necessary skills, knowledge and expertise to:

 . Provide remote support to IBM internal Lan installations in a LAN Administration support role. Must be able to troubleshoot over the phone all hardware/software problems associated with IBM Lanserver and OS/2 related problems. Requires in-depth knowledge of IBM Lanserver and OS/2.

 . Provide remote telephone support to customer's to isolate LAN failures to the failing component. Interface with other IBM resources on LAN related issues and OEM vendor conference calls as a technical resource for the customer.

 . Provide direct dial in support for servers, includes monitoring critical resources, error and event logs, tuning, down loading software code, backing up critical files and operating system configurations, adding/ deleting users, resetting passwords, creating print servers, etc.

 . Products Supported:

- Servers: file, print, gateway, domain, MAU's, LAM's, CAU'S connectivity, token ring and ETHERNET topologies, LAN operating systems (OS/2 LANServer, NOVELL, etc.), IBM and OEM LAN adapter cards.

 . Environments supported:

- Hardware, software, configuration, tuning, multi-vendor product connectivity.

 . Certifications:

- Novell CNE, Banyan, Windows NT, OS/2 Operating system, Netware, LAN Network Manager, etc. Environment will require assigned workload in either single product or multiple product certified skills.

- Billing Rates:

- Bill Rates are based on each of the three (3) skill groups and on length of time in skill group based on entry, 3 months, and 6 months. CGS employees currently in these skill groups as of March 8, 1996 will remain at their present bill rate. A listing is to be provided to IPS with the employees name and bill rate as of March 8. All subsequent CGS employees will be at the rates listed in the Rate Schedule of this document.

1.5.4.2 IDNX SUPPORT CENTER

CGS employees will provide direct support to IBM end users customers, and other IBM organizations, on workstations and remotely diagnosing event and error logs, to resolve hardware problems with voice and data equipment, working with TELCO and other equipment supplier vendors identified by IBM. Requires an in-depth knowledge of multiplexors, data communications devices, and switches.

 . Products supported:

  - IDNX

  - ADNX

  - STM

 . Environment Supported:

  - Wide area high bandwidth, PBX/CBX, Channel banks, echo cancellors, T-l/T-3, LWX Lan adapter, voice, data, video, image, frame relay, all speeds of data transmission.

1.5.4.3 LAN/WAN CONNECTIVITY
SUPPORT CENTER

CGS will isolate all network failures to a failing component, invoke and coordinate IBM resources, as required, participate in OEM vendor and TELCO conference calls as a technical resource for the customer. Interface with product and software engineering on defects and quality issues.

 . Products Supported:

- All IBM communication type products (modems, controllers, adapters, CPU's, etc.), over 200 in number. OEM communication type products.

 . Environment Supported:

- Hardware, software, configuration, TELCO carriers, OEM vendors.

1.5.4.4 WIRELESS/CELLULAR
HELPDESK

Wireless/Cellular Helpdesk Representative

CGS employees will provide support to IBM end user customers that have contracted for cellular helpdesk services. Strong technical knowledge and/or experience in the cellular/wireless industry to accurately and quickly perform problem determination and resolution. Must have thorough knowledge of a11 PC Laptops (IMB and OEM). Must be "Modem literate" pertaining to all types, capabilities, and standards, compression and error protocols, and completed range of asynchronous terminology. Familiar with CDPD for purpose of installation assistance, trouble-shooting, including some knowledge of TCP/IP concepts and protocols.

Senior Wireless/Cellular Helpdesk Representative - same as above, plus:

 . In-depth knowledge of all laptops, modems, cellular protocols

 . Able to train and  assist Cellular/wireless helpdesk representative

 . In-depth knowledge of TCP/IP protocols and networks

 . Be escalation point for difficult technical problems

1.5.4.5 NETWORK TEAM LEADER

Network Support Center Team Leader -This position is limited to one (l) team leader per twenty-five (25) employees within the Network Support Center. The team leader is expected to respond to customer/ce calls 50% of the time as described in the position above plus:

 . Schedule assigned resources to workload and alert IBM when available skills and/or resources will not satisfy a known engagement

 . Provide overall work direction to a team of technical resources sufficient to satisfy assigned service level objectives

 . Identify and respond to critical changes within assigned mission (technical, distribution of workload, etc.) with action plans for IBMS review and implementation

 . Demonstrate ability to serve as escalation point for all critical customer calls

1.5.5 EUS Center, Tampa

End User Support (EUS) supports over 250 IBM and non-IBM and commercially available, cross industry, PC software applications and PC hardware products: this includes DOS, OS/2, and Apple Macintosh operating systems.

EUS also provides support on custom software/hardware. A custom product is an application developed by an IBM end user or its vendor to meet unique needs. CGS employees must have the capability to learn and support products that IBM is or may be supporting and have the ability to learn new custom products which IBM may elect to support in the future.

Certifications include Microsoft Certified Professional, OS/2 Certified Engineer/Instructor, Microsoft Windows 95 Certification, Certified Novell Engineer. Additional acceptable certifications require prior written approval of both IBM Procurement and the IBM Site Coordinator.

--------------------------------------------------------------------------------
1.6 IBM Large Computing
Support Location

The following are the current IBM locations where contract employees are required to provide telephone assistance to remotely diagnose customer problems/questions and communicate a correct response:

1.6.1 MVS Support Group, Atlanta

Provide remote systems support to MVS customers worldwide. Requires an in-depth knowledge of MVS internals, sub-systems, and program products.

--------------------------------------------------------------------------------
1.7 Graphics Coordinator

Position Concept: Is responsible for creating and updating quality process and presentation charts on a timely basis. Primarily uses Lotus Freelance as the software on a PS/2 type machine. Will operate equipment associated with producing high-quality charts such as printers and plotters.

Responsibilities

 . Operates basic graphics equipment and programs.

 . Tracks due dates on process charts.

 . Updates and distributes process charts monthly.

 . Provides assistance for other presentation charts.

 . Performs other duties, as assigned.

 . Maintains soft copies of all charts created.

 . Ensures equipment used is maintained and usable.

--------------------------------------------------------------------------------
1.8 Training

Training provided by CGS to its employees supporting IBM will fall into one of three categories new employee, continuing. or new support.

"New employee" training is a combination of technical and process education.
CGS is responsible for the "new employee" technical education required for CGS employees prior to being assigned to IBM. This training must ensure that new CGS employees have sufficient technical knowledge of the supported products to provide reliable problem determination and usage assistance to customers, and to provide an efficient interface with the product vendor.

CGS is responsible for providing IBM with a detailed outline of their "new employee" technical training plan, and the criteria used to certify completion of the training plan for each employee. All CGS employees are expected to complete this certification process prior to being assigned to work supporting IBM. IBM will not be responsible for any charges associated . with this training.

CGS employees will be expected to maintain currency on new versions and new releases of supported products. This training is described as "continuing" training. Time spent on "continuing" training activities is on-going for uniform improvement of technical skills.

"New support" training applies to time spent on education required to provide new or improved support to customers. IBM will provide for "new support" training for CGS Site Coordinators. This type of training may occasionally involve certification tests or exams. IBM will pay all costs associated with the training of site coordinators (unless special provisions are made in advance). CGS is expected to provide this training, testing and certification to its employees and to pay for the cost of the certification tests or exams.

When a certified CGS employee leaves, CGS will be responsible to provide an equivalent skill replacement or be responsible for associated certification training expense.

IBM will provide "new employee" process education on specific items which are considered to be unique to IBM. This education will be conducted once for the CGS Site Coordinator (or their designated representative). Thereafter, the CGS Site Coordinator is responsible for the "new employee" process education for all other CGS employees.

The IBM Site Coordinator shall coordinate all IBM activities in support of the "new employee" process training.

--------------------------------------------------------------------------------
1.9 Transitional Training

In the event of cancellation or at the expiration of this Agreement, CGS agrees to provide a minimum of fifteen (15) days transitional training to a supplier to be specified by IBM if other than CGS. Said training shall be conducted by an adequate number of CGS employees to ensure continuity of service at a competent level of performance. IBM shall pay for such training at the rates specified in the Statement of Work for the job descriptions of the employees providing such training. CGS shall ensure that it continues to meet all performance and quality requirements specified in the Statement of Work throughout such training period.

--------------------------------------------------------------------------------
1.10 Measurements

CGS shall be responsible for Customer satisfaction survey results for calls responded to by CGS employees. The surveys will be conducted under IBM's authorization on a random basis. The sample should include a minimum of 5% to 8% of IBM end users whose problems have been resolved. Customer satisfaction results are a key indicator of service and will be shared between IBM and CGS on a weekly basis. Improvement plans, as required, will be jointly developed and implemented.

1.10.1 Basic Understanding

CGS will provide employees who can meet or exceed a minimum customer satisfaction level (see detail below) for all sites where it provides services to IBM. CGS will track these levels and replace any employees not meeting the minimum customer satisfaction level within two weeks. If a CGS employee leaves or is dismissed, CGS will be fully responsible for all regular hourly reimbursement (equivalent hours at IBM site, not to be greater than 90 days) associated with training a replacement.

1.10.2 Minimum Customer
Satisfaction Level

CGS employees must maintain an average of 95% minimum customer satisfaction level based on IBM's customer satisfaction survey. The satisfaction level is to be measured quarterly using a rolling three month average.

Should any CGS employee not maintain an average of 95% minimum customer satisfaction level, CGS will notify IBM that the situation will be corrected within two weeks. CGS will be liable for up to three month's regular hourly reimbursement to train any necessary replacement(s).

1.10.3 Quality
Measurements/Reporting

IBM will provide the CGS Site Coordinator with reports and/or information detailing CGS's performance against the quality goals. This information will be supplied on a weekly and/or monthly basis. The CGS Site Coordinator is expected to work with the IBM Site Coordinator to ensure attainment of quality goals.

CGS employees will participate and demonstrate commitment to quality improvement programs such as IBM Business Management Measurements (BMM) and ISO 9000 assessments/certification.

Specific measurements will be developed by IBM and CGS to gauge performance and quality requirements. Overall areas measured will include but are not limited to:

 . Qualification of staff

  - Calls per day per rep

 . Adherence to procedures

 . Customer satisfaction

 . Quality control

  - Problem Duration
  - Call Response time/Call Abandon Rate
  - First Call Resolution
  - Minimal Customer Situation Information System (CSIS) incidents (actual formula to be determined)

--------------------------------------------------------------------------------
1.11 Acceptance Criteria

Initial acceptance will depend on evaluation of the vendor's ability to meet the scope defined in this document. Key criteria that will be reviewed includes but not limited to:

 . Cost

 . Quality

 . Management

--------------------------------------------------------------------------------
1.12 IBM Responsibilities

IBM is responsible for the following:

 . Existing Processes and Procedures

 . IBM Site Safety, Security and personnel conduct policies

 . Hardware/Software/Tools as described below (IBM Business use only) IBM will provide and maintain ownership of IBM PC'S or PS/2'S, printers, as well as any IBM and OEM software/hardware and all related technical manuals it deems necessary. Maintenance of the equipment will be performed by IBM.

 . Office facilities

 . Personal shared workstation and required software

 . Phone, headset, and phone system

 . Access to required systems/tools

   - RETAIN
   - KBS
   - VM
   - EUS ON-LINE

 . Access to any additional required equipment

 . Badge access to assigned location

Note: The supplier shall follow the practices, procedures and priorities of IBM in the use of IBM equipment, systems, and tools.

--------------------------------------------------------------------------------
1.13 CGS Responsibilities

CGS is responsible for the following:

 . Answer customer requests in a timely,
  professional, and accurate manner

 . Monitor call quality using a remote call monitoring system

 . Ensure operating processes and procedures are accurately followed

 . Assist in updating these processes and procedures as required

 . Update customer database records

 . Ensure skill requirements are met, maintained and updated

 . Provide effective management of personnel and workload

 . Train any additional personnel required after initial training

 . Support and adhere to ISO 9000 registration when complete and all other quality programs
  (CGS personnel will talk to ISO 9000 auditors if asked)

 . Evaluate work performance and increase or decrease to allow for efficiencies or increased workload at IBM's approval

 . CGS shall supply for IBM's review and
  approval, transition and implementation plans to meet targets

 . CGS management is expected to have regularly scheduled status meetings and provide written reports to the IBM Site Coordinator monthly.

 . Adhere to IBM Site Safety, Security and personnel conduct policies

 . Define process which manages new
  requirements from IBM

 . Monthly Quality updates and action plans

 . Perform configuration and setup of hardware and installation of software packages for the equipment assigned to them.

--------------------------------------------------------------------------------
1.14 Rate Schedule


--------------------------------------------------------------------------------
Table 1. Rate Schedule
--------------------------------------------------------------------------------
Job Description - "C" Programmer -    $/HR       $/HR
Atlanta                               Pay Rate   Bill Rate
--------------------------------------------------------------------------------
Programmer                              ****       ****

Senior "C" Programmer                   ****       ****
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Table 2. Rate Schedule
--------------------------------------------------------------------------------
Job Description - Atlanta Desktop     $/HR       $/HR
                                      Pay Rate   Bill Rate
--------------------------------------------------------------------------------
Desktop Support Representative          ****       ****

Senior Desktop Support Represen-        ****       ****
tative

Desktop Support Team Leader             ****       ****

System Installation Technician          ****       ****
--------------------------------------------------------------------------------

**** Confidential treatment is being requested for these portions of this agreement.

--------------------------------------------------------------------------------
Table 3. Rate Schedule
--------------------------------------------------------------------------------
Job Description - Atlanta Network       $/HR          $/HR
Support                                Pay Rate     Bill Rate
--------------------------------------------------------------------------------
LAN Monitoring & Administration -       ****          ****
Entry

LAN Monitoring & Administration -       ****          ****
3 months in position

LAN Monitoring & Administration -       ****          ****
6 months in position

LAN Software- Single NOS Product        ****          ****
Certification Assigned - Entry

LAN Software- Single NOS Product        ****          ****
Certification Assigned - 3 Months

LAN Software - Single NOS Product       ****          ****
Certification Assigned - 6 Months

LAN Software - Multi-NOS Product        ****          ****
Certification Assigned - Entry

LAN Software - Multi-NOS Product        ****          ****
Certification Assigned - 3 Months

LAN Software- Multi-NOS Product         ****          ****
Certification Assigned - 6 Months

IDNX Remote Support Represen-           ****          ****
tative

LAN/WAN Connectivity Support            ****          ****
Representative

Wireless/Cellular Support Represen-     ****          ****
tative

Senior Wireless/Cellular Support        ****          ****
Representative

Network Support Team Leader             ****          ****
--------------------------------------------------------------------------------

**** Confidential treatment is being requested for these portions of this agreement.

--------------------------------------------------------------------------------
Table 4. Rate Schedule
--------------------------------------------------------------------------------
Job Description- Chicago Advanced     $/HR                  $/HR
Workstation Support                   Pay Rate              Bill Rate
--------------------------------------------------------------------------------

RISC/6000 Hardware PD                 ****                  ****

Multivendor Support Representative    ****                  ****
- UNIX

RISC/6000 Call Screening -            ****                  ****
RISC/AIX

PNID/Parts Number Service             ****                  ****


--------------------------------------------------------------------------------
Table 5. Rate Schedule
--------------------------------------------------------------------------------
Job Description - Tampa EUS           $/HR                  $/HR
                                      Pay Rate              Bill Rate
--------------------------------------------------------------------------------

SW Application Support Represen-      ****                  ****
tative up to 3 years IBM experience

SW Application Support Represen-      ****                  ****
tative with IBM approved certif-
ication or 3 years IBM experience
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Table 6. Rate Schedule
--------------------------------------------------------------------------------
Job Description - MVS Support Rep-    $/HR                  $/HR
resentative                           Pay Rate              Bill Rate
--------------------------------------------------------------------------------
MVS Support Representative            ****                  ****
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Table 7. Rate Schedule
--------------------------------------------------------------------------------
Job Description - Graphics Coordi-    $/HR                  $/HR
nator                                 Pay Rate              Bill Rate
--------------------------------------------------------------------------------
Graphics Coordinator                  ****                  ****
--------------------------------------------------------------------------------

 .  Notes

   -- IBM shall pay overtime at a rate of ****% of the regular pay rate.

   -- IBM will not pay shift premium

   -- IBM will not pay overtime for CGS
      managers/CGS Site Coordinator

   -- Pay rate times uplift equals the bill rate


**** Confidential treatment is being requested for these portions of this agreement.

  -- It is IBM's intent to reimburse for "productive" hours worked. Supplier should plan on invoicing IBM for actual hours worked at the support center location. Vacation/sick and other time away from the job should be absorbed in overhead.

  -- CGS will not use an employee assigned to an IBM location for any outside consulting work without receiving advanced authorization, in writing, from IBM.

--------------------------------------------------------------------------------
1.15 Glossary of Terms

 . "Technical Representative" is a person who is skilled in the use of a product and is considered to be of an advisory capacity on the product.

 . "Help Desk" Services (HDS) are a bundle of separate services available through IBM's Workstation Technical Support organization to provide a comprehensive array of services that uniquely address a customer's needs in today's complex mixed vendor computer processing environments.

 . "OEM" is the original equipment manufacturer (e.g. Compaq, Apple, etc.).

 . "Problem" is a singular request for assistance on a specific product. Requests for assistance on multiple products, or different problems with the same product will be considered to be multiple problems. If an initial answer does not resolve the problem, subsequent calls may be placed under the original problem number. A problem may involve multiple conversations or actions: the initial request, off-line research, a callback. and closure.

 . "NOS" is a Network Operating System such as OS/2 LANServer, BANYAN,
   MICROSOFT NT, etc.

 . "Supported Product" is an eligible software/hardware product which is on a current Workstation Technical Support supported product list. Supported implies trained personnel are ready and available to handle calls on the product.

 . "Workstation" is a machine of an eligible type and at least one eligible program listed on the supported product list.

 . "CSIS" (Customer Situation Information System) is IBM's customer complaint system for tracking, monitoring, and ensuring satisfactory resolution.

 . "Entitlement" is the process of ensuring customers are entitled to receive warranty/maintenance service or helpdesk services from IBM.

 . "Retain" (Remote Technical Assistance Network) is IBM's world-wide database storing customer problem records.

 . "VM" (Virtual Machine) is the IBM mainframe operating system.

 . "Trailer Call" is the process used to measure a customer's level of satisfaction with the way their call was handled.

 . "ISO 9000" are internationally recognized industry standards which identify the requirements for an effective quality management system.

                                          AMENDMENT TO SERVICE AGREEMENT BETWEEN

                                     INTERNATIONAL BUSINESS MACHINES CORPORATION

                                                                             AND

                                               COMPUTER GENERATED SOLUTIONS INC.



                                                               DECEMBER 20, 1996

                                                                    Vivian Valvo

                                                                    212-745-6011



                                              IBM CUSTOMER SOLUTIONS PROCUREMENT
                                                              590 MADISON AVENUE
                                                               NEW YORK,NY 10022


                                                   SERVICE AGREEMENT NUMBER 2165

Amendment #3


This document shall be a formal amendment to Service Agreement Number 2165 dated October 04, 1995.

Except as hereby amended, all other terms and conditions of this Agreement shall remain in full force and effect as written.

This Agreement can be canceled by both IBM or CGS. By 30 days written notice.

If you agree with the above modifications, this document shall constitute an Amendment to Agreement Number 2165. Please indicate your agreement by signing both copies of this document and returning one copy to IBM Corp., 590 Madison Avenue, New York, N.Y. 10022, Attention: Vivian Valvo, Dept. 001H.

In witness whereof, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.


International Business Machines Corporation    Computer Generated Solutions Inc.

By:            /s/                             By:  /s/ Philip Friedman
   ----------------------------------              -----------------------------

Title:   Contracts Admin.                      Title:   President
      -------------------------------                ---------------------------

Date:       1/29/97                            Date:    1/23/97
     --------------------------------                ---------------------------

CONTENTS

1.0    Term                                         1          1.5.4.4 Network Team Leader                          4
1.1    Project Description                          1          1.6     EUS Center, Tampa                            4
1.2    Responsibilities as an IBM Subcontractor     1          1.7     IBM Large Computing Support Location         4
1.3    Coordinators/Supervisors                     1          1.7.1   MVS Support Atlanta                          4
1.4    Work Schedules                               1          1.8     Training                                     4
1.5    IBM Workstation Support Locations            1          1.9     Transitional Training                        5
1.5.1  Advanced Workstation Support Center          2          1.10    Service Level Agreement                      5
       Chicago
1.5.2  Desktop Support Center, Atlanta              2          1.10.1  Basic Understanding                          5
1.5.3  Network Support Center, Atlanta              2          1.10.2  Minimum Customer Satisfaction Level          5
1.5.4  LAN Services Support                         3          1.10.3  Duality Measurement/Reporting                5
1.5.4.1 IDNX Support Center                         3          1.10.4  Risk/Reward Incentives                       5
1.5.4.2 LAN/WAN Connectivity Support Center         3          1.10.5  IBM Responsibilities                         5
1.5.4.3 Wireless/Cellular HelpDesk                  3          1.10.6  CGS Responsibilities                         6
                                                               1.11    Glossary of Terms                            6

Pricing for 1997 IBM Technical Support Relationship

                                                     At IBM         At CGS
Atlanta**        Per Call -    Desktop                $ ****        $ N/A
                                                     -------
                               Point of Sale          $ ****        $ N/A
                                                     -------
                               Server                 $ ****        $ N/A

                                                     -------
                 Per Hour -    Uncertified            $ ****
                                                     -------
                               Certified              $ ****
                                                     -------
                               Desktop / Network
                               *Team Leader           $ ****
                                                     -------

CHICAGO:**       Per Call -    Call Screening         $ ****        $ N/A
                                                     -------
                               CE Support             $ ****        $ N/A
                                                     -------
                               Parts Tier II          $ ****        $ N/A
                                                     -------
                               PNID                   $ ****        $ N/A
                                                     -------

                 Per Hour -    UNIX Admin             $ ****
                                                     -------
                               Stand                  $ ****
                                                     -------

                                                              <****> **** call /
                                                              mo.


Tampa:***        Per Call      Express                $ ****    $ **** / $ ****
                                                        ----     -----    -----
                               Lite                   $ ****    $ **** / $ ****
                                                        ----     -----    -----
                               Comprehensive          $ ****        $ N/A
                                                       -----
                 Per Hour -    Uncertified            $ ****        $ N/A
                                                       -----
                               Lotus Certified*       $ ****        $ N/A
                                                       -----


* Two Levels Of Admin. Certification only

Implementation of Scheduling; Risk Reward start dates for the following queues are as follows:

**Atlanta:  Desktop         2/16/97
            Point of Sale   2/16/97
            Server          3/16/97

**Chicago:  Call Screening  2/16/97
            CE Support      3/16/97
            Parts Tier II   1/16/97
            PNID            1/16/97


***Tampa: Please refer to 1.10.4 for Risk Reward start dates

**** Confidential treatment is being requested for these portions of this argument.

1.0  Term

The term of this Statement of Work dated Jan. 1 effective from January 1,1997 through December 31, 1999.

1.1  PROJECT DESCRIPTION

Helpdesk Services (IIDS) is an IBM Workstation Support services capability, which provides helpdesk support for many hardware and software products, both IBM and non-IBM (specifies by location follow), CGS employees must be able to provide support for all of these environments.

The number of CGS employees performing hourly tasks may change with the concurrence of both parties. This number can fluctuate based on the number of customers being supported and the cost of support from CGS as compared to alternate sources. CGS will periodically be asked to supply additional employees (either full time or part time) to meet these needs. When requesting additional CGS employees, IBM will identify specific product skills which the CGS employees must possess before being assigned to work in IBM. The member that are performing non-hourly task (standard rate per call) will be determined by CGS to maintain IBM's standard of measure. Further, both parties have agreed that a number (to be determined) of calls may be redirected from an IBM HDS center to a CGS owned facility for resolution.

1.2  RESPONSIBILITIES AS AN IBM SUBCONTRACTOR

CGS employees shall be responsible for:

 . Answering requests for service received via telephone from customers and providing the required information/resolution of customer issues. The requests will involve questions and/or problems related to the use, configuration, or installation of the supported products. The questions must be answered in a complete, accurate, and timely fashion.

 . Demonstrating sufficient technical knowledge of the supported products listed to provide problem determination for the customer and usage assistance to customers, and to obtain information as needed from the product vendor.

 . Demonstrating tact, sound business judgment, and good communication skills when dealing with customers, with IBM employees, and with product vendors.

 .  Demonstrating effective telephone communication skills.

 . Provide efficient use and successful completion of customer requests using the call management system to handle call activity and to record sympton/fix information.

 . Utilizing call handling/routing processes and procedures established between IBM and CGS.

 . Training of CGS employees on additional products to assist IBM when workload peaks occur or when other responsibilities listed above are net being pursued.

 . Recognizing when a customer situation warrants the intervention of an IBM manager and reporting the situation immediately.

 .  Maintaining an acceptable business appearance and conduct.

 . Providing technical representatives capable of delivering prompt, quality solutions as described in the "IBM Helpdesk Services Locations" section.

1.3  COORDINATORS/SUPERVISORS

IBM and CGS shall appoint Site Coordinators. Each party shall inform the other of the name(s) of the coordinators appointed at the date of contract execution. CGS shall appoint a Site Coordinator, who shall supervise and direct the work of CGS employees and shall handle all personnel issues. This supervisor will interface with the IBM Site Coordinator(s) and will be the focal point for all on-site CGS interaction. This CGS Site Coordinator will be provided at no additional charge.

The CGS Site Coordinator is expected to attend regularly scheduled technical meetings and reviews.

The CGS Site Coordinator is expected to review CGS employee contributions on a regular basis to ensure CGS employees are achieving the quality/productivity goals as described later in the "Quality Assurance" section. The CGS Site Coordination will receive reports on a regular basis, detailing call activity for all CGS employees.

The CGS Site Coordinator is expected to actively assist the IBM Site Coordination in improving overall HDS services.

1.4  WORK SCHEDULES

The IBM Support Centers provide customer assistance 24 hours per day, 7 days per week. CGS must be able to fulfill all shift requirements.

Since IBM Support Centers operate on a 24 hours per day, 7 days per week schedule, employees, including some number of CGS employees, will be required to work on IBM designated Holidays.

1.5  IBM WORKSTATION SUPPORT LOCATIONS

The following are the current IBM locations where CGS employees are required to provide telephone assistance to remotely diagnose customer problem/questions and communicate a correct response:

1.5.1  ADVANCED WORKSTATION SUPPORT CENTER, CHICAGO

CGS employees will have all necessary skills, knowledge and expertise to provide support on:

 . RISC/6000 Hardware Problem Determination. Provide prompt, quality support for hardware and usage problems related to the RISC/6OOO operating environment. Responders require one to two years experience on the RISC/6000 hardware platform, support experience, strong interpersonal skills, attention for detail, demonstrated call leadership, ability to follow center procedure, team player, and potential to qualify as an AIX/UNIX support rep.

 . MULTIVENDOR SUPPORT - Provide remote hardware and software support for UNIX platforms. Responders require two to three years experience as a UNIX Administrator, knowledge of SUN, IIP, and SOC, ability to apply administrative knowledge in a variety of environments, attention to detail, strong interpersonal skills.

 . RISC/6000 CUSTOMER CALL SCREENING - Provide hardware and software RISC/6000 and AIX call screening and problem resolution. Responders require two to three years with RISC/AIX platform as an administrator or equivalent experience. Strong communication skills, attention to detail, ability to follow center procedures, customers, orientation, sensitive to escalation process, and a team player.

 . PNID/PARTS NUMBER SERVICE - Provide remote parts number identification services to IBM customers. Responders require strong organizational and communication skills, operational knowledge of a PC, be a team player and customer focused.

1.5.2  DESKTOP SUPPORT CENTER, ATLANTA

Desktop Support Representative

CGS employees will have all necessary skills, knowledge and expertise including A+ Certification to:

provide assistance on and have a good working knowledge of PC, PS/2 Point of Sale terminals, and/or associated workstation equipment.

Senior Desktop Support Representative - same as above, plus:

 .  Provide strong computer skills specific to the product supported.

 .  Provide strong problem determination skills.

 .  Capable of training one assisting Desktop representatives.

 .  Provide excellent customer service techniques.

 .  Possess excellent oral and written communications skills.

Desktop Support Center Team Leader - This position is imited to one (1) team leader per twenty-five (25) employees within the Desktop Support Center. The team leader is expected to respond to customer/ce calls 50% of the time as describe in the position above, plus:

 . Schedule assigned resources to workload and alert IBM when available skills and/or resources will not satisfy a known engagement.

 . Provide overall work direction to a team or technical resources sufficient to satisfy assigned service level objectives.

 . Identify and respond to critical changes within assigned mission (technical, distribution of workload, etc.) with action plans for IBM review and implementation.

 . Demonstrate ability to serve as escalation point for all critical customer calls.

System Installation Technician Position Concept: Travel to various customer locations to install computer systems and disconnect existing equipment.

Responsibilities

 .  Travel to customer locations based on a provided schedule.

 . Unpack hardware systems and install according to procedures. Back up data from existing system. Load data to new system. Diagnose any system problem discovered during process. Disconnect existing system. Pack specified items for return.

 . Accurately complete on-line electronic term with the required information for the new system and the disconnected system.

 .  Perform customer training on the new system.

 .  Communicate any problems/discrepancies to Project Manager(s).

 .  Utilize good judgment when handling any unusual situations.

 .  Submit accurate labor and expense data on a timely basis.

1.5.3 NETWORK SUPPORT CENTER, ATLANTA

The Network Support Center is comprised of four groups; LAN SERVICES Support, IDNX, LAN/WAN Connectivity, and Wireless/Cellular Helpdesk. The LAN Services environment is separated into three (3) skill requirements: 1. Remote LAN Monitoring & Administration: 2. LAN Software - level II to perform Network Operating System (NOS) single product certification required and must be assigned workload in one of the following: Netware, Microsoft NT, Banyan, OS/2 Lanserver, etc.; and 3. LAN Software - level II multiple NOS product certification and assigned workload. A Team Leader may be named and is limited to one (1) per twenty-five (25) employees within the Network Support Center. The team leader is expected to respond to customer/ce calls 50% of the time. Other duties are described in the job description.

1.5.4  LAN SERVICES SUPPORT

CGS EMPLOYEES will have all necessary skills, knowledge and expertise to:

 .  Provide remote support to IBM internal LAN installation in a LAN
   Administration support role. Must be able to troubleshoot over the phone all hardware/software problems associated with IBM Lanserver and OS/2 related problems. Requires in-depth knowledge of IBM Lanserver and OS/2.

 . Provide remote telephone support to customer's to isolate LAN failures to the failing component. Interface with other IBM resources on LAN related issues and OEM vendor conference calls as a technical resource for the customer.

 . Provide direct dial in support for servers, includes monitoring critical resources, error and event logs, tuning, down loading software code, backing up critical files and operating system configurations, adding/deleting users, resetting passwords, creating print servers, etc.

 .  Products Supported:
   . Servers, file, print, gateway, domain MAU's, LAM's, CAU's connectivity token ring and ETHERNET topologies, LAN operating systems (OS/2 Lanserver, NOVELL, etc.), IBM and OEM LAN adapter cards.

 .  Environments supported:
   . Hardware, software, configuration, tuning, multi-vendor product connectivity.

 .  Certifications:

   . Novell CNE, Banyan, Windows NT, OS/2 Operating system, Netware, LAN Network Manager etc. Environment will require assigned workload in either single product or multiple product certified skills.

      See Bill Rate Appendix A

1.5.4.1  IDNX SUPPORT CENTER

CGS employees will provide direct support to IBM end users customers, and other IBM organizations on workstations and remotely diagnosing event and error legs, to resolve hardware problems with voice and data equipment, working with TELCO and other equipment supplier vendors identified by IBM. Requires an in-depth knowledge of multiplexors, data communications devices, and switches.

 . Products supported:
  .  IDNX
  .  ADNX
  .  STM

 . Environment Supported:
  . Wide area high bandwidth, PBX/CBX, Channel banks, echo cancellors, T-1/t-3, LWX LAN adapter, voice, data, video, image, frame relay, all speeds of data transmission.


1.5.4.2  LAN/WAN CONNECTIVITY SUPPORT CENTER

CGS will isolate all network failures to a failing component, invoke and coordinate IBM resources, as required, participate in OEM vendor and TELCO conference calls as a technical resource for the customer. Interface with product and software engineering on defects and quality issues.

 .  Products Supported:
   . All IBM communication type products (modems, controllers, adapters, CPU's, etc.), over 200 in number. OEM communication type products.

 .  Environment Supported:
   .  Hardware, software, configuration, TELCO carriers, OEM vendors.

1.5.4.3  WIRELESS/CELLULAR HELPDESK

Wirless/Cellular Helpdesk Representatives

CO's employees will provide support to IBM end user customers that have contracted for cellular helpdesk services. Strong technical knowledge and/or experience in the cellular/wireless industry to accurately and quickly perform problem determination and resolution. Must have thorough knowledge of all PC Laptops (IBM and OEM). Must be "modem literate" pertaining to all types, capabilities, and standards, compression and error protocols, and completed range of asynchronous terminology. Familiar with CDPD for purpose of installation assistance, trouble-shooting installing some knowledge of TCP/IP concepts and protocols.

Senior Wireless/Celluar Helpdesk Representative - same as above, plus:

 .  In-depth knowledge of all laptops, modem, cellular protocols

 .  Able to train and assist Cellular/wireless helpdesk representative

 .  In-depth knowledge of TCP/IP protocols and networks

 .  Be escalation point for difficult technical problems

1.5.4.4  NETWORK TEAM LEADER

Network Support Center Team Leader - This position is limited to one (1) team leader per twenty-five (25) employees within the Network Support Center. The team leader is expected to respond to customer/ce calls 50% of the time as described in the position above, plus:

 . Schedule assigned resources to workload and alert IBM when available skills and/or resources will not satisfy a known engagement.

 . Provide overall work direction to a team of technical resources sufficient to satisfy assigned service level objectives.

 . Identify and respond to critical changes within assigned mission (technical, distribution of workload, etc.) with action plans for IBM review and implementation

 . Demonstrate ability to serve as escalation point for all critical customer calls

1.6  EUS CENTER, TAMPA

End User Support (EUS) supports over 250 IBM and non-IBM commercially available, cross industry, PC software applications and PC hardware products: this includes DOS, OS/2, and Apple Macintosh operating systems.

EUS also provides support on custom software/hardware. A customer product is an application developed by an IBM end user or its vendor to meet unique needs.
CGS employees must have the capability to learn and support products that IBM is or may be supporting and have the ability to learn new custom products which IBM may elect to support in the future.

Certification inlude Microsoft Certified Professional, 0S/2 Certified Engineer/Instructor, Microsoft Windows 95 Certification, Certified Novell Engineer. Additional acceptable certifications require prior written approval of both IBM Procurement and the IBM Site Coordinator.

1.7  IBM LARGE COMPUTING SUPPORT LOCATION

The following are the current IBM locations where contract employees are required to provide telephone assistance to remotely diagnose customer problems/questions and communicate a correct response.

1.7.1  MVS SUPPORT GROUP, ATLANTA

Provide remote systems support to MVS customers worldwide. Requires an in-depth knowledge of MVS internals, sub-systems, and programs products.

1.8  TRAINING

Training provided by CGS to its employees supporting IBM will fall into one of three categories - new employee, continuing, of new support.

"New employee" training is a combination of technical and process education. CGS is responsible for the "new employee" technical education required for CGS employees prior to being assigned to IBM. This training must ensure that new CGS employees have sufficient technical knowledge of the supported products to provide reliable problem determination and usage assistance to customers, and to provide an efficient interface with the product vendor.

CGS is responsible for providing IBM with a detailed outline of their "new employees" technical training plan, and the criteria used to certify completion of the training plan for each employee. All CGS employees are expected to complete this certification process prior to being assigned to work supporting IBM. IBM will not be responsible for any charges associated with this training.


CGS employees will be expected to maintain currency on new versions and new releases of supported products. This training is described as "continuing" training. Time spent on "continuing" training activities is ongoing for uniform improvement of technical skills.

"New support" training applies to time spent on education required to provide new or improved support to customers. IBM will provide for "new support" training for CGS Site Coordinators. This type of training may occasionally involve certification tests or exams. IBM will pay all costs associated with the training of site coordinators (unless special provisions are made in advance). CGS is expected to provide this training, testing and certification to its employees and to pay for the cost of the certification tests or exams.

IBM will provide "new employees" process education on specific items which are considered to be unique to IBM. This education will be conducted once for the CGS Site Coordinator (or their designated representative). Thereafter, the CGS Site Coordinator is responsible for the new employee" process education for all other CGS employees.

The IBM Site Coordinator shall coordinate all IBM activities in support of the "new employees" process training.

1.9  TRANSITIONAL TRAINING

In the event of cancellation or at the expiration of this Agreement, CGS agrees to provide a minimum of fifteen (15) days transitional training to a supplier to be specified by IBM if other than CGS. Said training shall be conducted by an adequate number of CGS employees to ensure continuity of service at a competent level of performance. IBM shall pay for such training at the rates specified in the Statement of Work for the job descriptions of the employees providing such training. CGS shall ensure that it continues to meet all performance and quality requirements specified in the Statement of Work throughout such training period.

1.10  SERVICE LEVEL AGREEMENTS

CGS shall be responsible for customer satisfaction survey results for calls responded to by CGS employees. On an exception basis only, an appeal process may apply when root cause analysis has detected a defect in the customer satisfaction survey beyond CGS's control.

However, the appeal process will only exist if the IBM location has been successful in removing these defects from the center's customer satisfaction measurements. The surveys will be conducted under IBM's authorization at random on a monthily basis. The sample should include a minimum of 3% to 5% of IBM end users whose problems have been resolved. Customer satisfaction results are a key indicator of service and will be shared between IBM and CGS Survey Data must be provided at an agent level. Please refer to exhibits 1 to 6.

1.10.1  BASIC UNDERSTANDING

CGS will provide employees who can meet or exceed a minimum customer satisfaction level for all sites where it provides servIces to IBM. CGS will track these levels and replace any employees not meeting the minimum customer satisfaction level.

1.10.2  MINIMUM CUSTOMER SATISFACTION LEVEL

CGS employees must maintain an average of 95% minimum customer satisfaction level based on IBM's customer satisfaction survey. The satisfaction level is to be measured quarterly using a rolling three month average.

1.10.3  QUALITY MEASUREMENTS/REPORTING

IBM will provide the CGS Site Coordinator with reports and/or information detailing CGS's performance against the quality goals. This information will be supplied on a weekly and/or monthly basis. The CGS Site Coordinator is expected to work with the IBM Site Coordinator to ensure attainment of quality goals.

CGS employees will participate and demonstrate commitment to quality improvement programs such as IBM Business Management Measurements (BMM) and ISO 9000 assessments/certification.

Specific measurements will be developed by IBM and CGS to gauge performance and quality requirements. Overall areas measured will include but are not limited to:

 .  Qualification of staff
 .  Adherence to procedures
 .  Customer satisfaction
 .  Quality control
 .  Problem Duration
 .  Call Response time/Call Abandon Rate
 .  First Call Resolution
 . Minimal Customer Situation Information System (CSIS) incidents (actual formula to be determined)

1.10.4  RISK/REWARD INCENTIVES

Risk/reward inventive was established and agreed to by both IBM and CGS to maximize service level agreements.

It is agreed that risk/reward provision for service CGS provides at the IBM Tampa facility only will not be implemented until technology capable of supporting intelligent, skill based call routing (updated phone switch) has been installed, programmed & operational for 30 days. (CGS will provide an estimate to provide that capability if requested)

Further, it is agreed that risk provisions will be waived for the month in Tampa facility only where actual call volumes exceed projected call volumes by 15% or more. CGS is still eligible for any rewards earned. However CGS will not be subject to risk. This provision will not apply if IBM provides CGS within 45 days, notice of changes to projected volumes.

Exhibit No. 2, Chicago Customer Call Screening:

Measurements must be defined by IBM and CGS by March 31,1997 as agreed to by IBM and CGS.

Rewards will be paid on a quarterly bases for monthly results.

1.10.5  IBM RESPONSIBILITIES

IBM is responsible for the following:

 .  Existing Processes and Procedures

 .  IBM Site Safety, Security and personnel conduct policies

 .  Hardware/Software/Tools as described below (IBM Business use only) IBM will provide and maintain ownership of IBM PC's or PS/2'S printers, as well as any IBM and OEM software/hardware and all related technical manuals it deems necessary. Maintenance of the equipment will be performed by IBM.

 . Office facilities

 . Personal shared workstation and required software

 . Access to required systems/tools

  . RETAIN

  . KBS

  . VM

  . FUS ON-LINE

  . Access to any additional required equipment

  . Badge access to assigned location

  . Intelligent skill based call routing capability

Note: The supplier shall follow the practices, procedures and priorities of IBM in the use of IBM equipment, systems, and tools.

1.10.6  CGS Responsibilities

CGS is responsible for the following:

 .  Answer customer requests in a timely, professional, and accurate manner

 .  Monitor call quality using a remote call monitoring system

 .  Ensure operating processes and procedures are accurately followed

 .  Assist in updating these processes and procedures as

 .  Updates customer database records

 .  Ensure skill requirements are met, maintained and updated

 .  Provide effective management of personnel and workload

 .  Train any additional personnel required after initial training

 . Support and adhere to ISO 9000 registration when complete and all other quality programs (CGS personnel will talk to ISO 9000 auditors if asked)

 . Evaluate work performance and increase or decrease to allow for efficiencies or increased workload at IBM's approval

 . CGS shall supply for IBM's review and approval, transition and implementation plans to meet targets

 . CGS management is expected to have regularly scheduled status meetings and provide written reports to the IBM Site Coordinator monthly.

 .  Adhere to IBM Site Safety, Security and personnel conduct policies

 .  Define process which manages new requirements for IBM

 .  Monthly Quality updates and action plans

 . Perform configuration and setup of hardware and installation of software packages for the equipment assigned in them

 .  CGS will be responsible for all IBM assets replace cost covered by CGS for:
   Lost, theft & breakage for anything other than normal wear and tear

1.11  GLOSSARY OF TERMS

 . "Technical Representative" is a person who is skilled in the use of a product and is considered to be of an advisory capacity on the product

 . "Help Desk" Services (HDS) are a bundle of separate services available through IBM's Workstation Technical Support organization to provide a comprehensive array of services that uniquely address a customer's needs in today's complex mixed vendor computer processing environments.

 .  "OEM" is the original equipment manufacturer (e.g., Compaq, Apple, etc.),

 . "Problem" is a singular request for assistance on a specific product. Requests for assistance on multiple products, or different problems with the same product will be considered to be multiple problems. If an initial answer does not resolve the problem, subsequent calls may be placed under the original problem number. A problem may involve multiple conversations or actions, the initial request, off-line research, a callback, and closure.

 .  "NOS" is a Network Operating System such as OS/2 Lanserver, BANYAN, MICROSOFT
   NT., etc.

 . "Supported Product" is an eligible software/hardware product which is on a current Workstation Technical Support supported product list. Supported implies trained personnel are ready and available to handle calls on the product

 . "Workstation" is a machine of an eligible type and at least one eligible program listed on the supported

 . "CSIS" (Customer Situation Information System) is IBM's customer complaint system for tracking, monitoring, and ensuring satisfactory resolution.

 . "Entitlement" is the process of ensuring customers are entitled to receive warranty/maintenance service or helpdesk services from IBM.

 . "Retain" Remote Technical Assistance Network) is IBM's world-wide database storing customer problem records.

 . "VM" (Virtual Machine) is the IBM mainframe operating system

 . "Trailer Call" is the process used to measure a customer's level of satisfaction with the way their call was handled.

 . "ISO 9000" are internationally recognized industry standards which identify the requirements for an effective quality management system.